SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

      Pre-Effective Amendment No.

      Post-Effective Amendment No. 35

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

      Amendment No. 36

                        (Check appropriate box or boxes.)

          TOUCHSTONE FUNDS GROUP TRUST FILE NOS. 33-70958 and 811-8104
          ------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
                ------------------------------------------------
                (Address of Principal Executive Offices) Zip Code

        Registrant's Telephone Number, including Area Code (513) 878-4066
        -----------------------------------------------------------------

              Jill T. McGruder, 303 Broadway, Cincinnati, OH 45202
              ----------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box)

|_|   immediately upon filing pursuant to paragraph (b)
|X|   on December 3, 2007 pursuant to paragraph (b)
|_|   60 days after filing pursuant to paragraph (a)(1)
|_|   on (date) pursuant to paragraph (a)(1)
|_|   75 days after filing pursuant to paragraph (a)(2)
|_|   on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                DECEMBER 3, 2007
--------------------------------------------------------------------------------


TOUCHSTONE FUNDS GROUP TRUST



--------------------------------------------------------------------------------

                                   PROSPECTUS

--------------------------------------------------------------------------------

TOUCHSTONE PREMIUM YIELD EQUITY FUND



Touchstone (R) Investments

The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Dual Classes of Shares are offered in this Prospectus.

                                                                DECEMBER 3, 2007
PROSPECTUS

TOUCHSTONE INVESTMENTS

TOUCHSTONE PREMIUM YIELD EQUITY FUND


The Touchstone Premium Yield Equity Fund (the "Fund") is a series of Touchstone Funds Group Trust (the "Trust"), a group of bond and equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds (collectively, the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.


The Fund is managed by Touchstone Advisors, Inc. ("Touchstone Advisors"). Touchstone has selected Chartwell Investment Partners LP (the "Sub-Advisor" or "Chartwell") to manage the Fund's investments on a daily basis.

TABLE OF CONTENTS                                                           PAGE
================================================================================

Premium Yield Equity Fund.......................................................
Investment Strategies and Risks.................................................
The Fund's Management...........................................................
Choosing a Class of Shares......................................................
Distribution Arrangements.......................................................
Investing With Touchstone.......................................................
Distributions and Taxes.........................................................

--------------------------------------------------------------------------------

PREMIUM YIELD EQUITY FUND

THE FUND'S INVESTMENT GOAL


The Fund seeks long-term growth of capital and high current income.


ITS PRINCIPAL INVESTMENT STRATEGIES


The Fund invests, under normal market conditions, at least 80% of its assets in equity securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund focuses on dividend-paying equity securities of U.S. companies that the Sub-Advisor, Chartwell, believes possess attractive long-term return potential primarily due to lower than average valuations and an improving business outlook.

The Fund invests in securities of companies operating in a broad range of industries, as well as securities of real estate investment trusts ("REITs"), based primarily on Chartwell's fundamental analysis of dividend-paying companies and a desire to achieve adequate diversification. At the core of Chartwell's investment philosophy is the belief that a combination of high dividend yield and low valuation will deliver superior investment returns over a complete market cycle. Chartwell seeks long-term growth of capital by investing in stocks in the top 40% of the market ranked by dividend yield which it believes to be undervalued and therefore have significant potential for capital appreciation. In addition, a significant number of these investments will be in companies that Chartwell believes are capable of consistent dividend growth which is expected to provide some long-term inflation protection. The Fund will invest in companies of any size greater than $500 million in market capitalization in order to achieve its goal. Chartwell generally considers selling a security when the dividend yield declines below the top 40 percent of the market ranked by yield; the target price is achieved; the current dividend payment is deemed to be at risk; company, industry or sector fundamentals deteriorate; or when an alternative investment opportunity offers the potential for a greater total return or improved risk management.


THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.


The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.


This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of equity investing. You could lose money on your investment in the Fund. Additional discussion regarding key risks may be found in the Investment Strategies and Risks section under the heading Principal Risks.


THE FUND'S PERFORMANCE

The Fund's performance information is only shown when the Fund has had a full calendar year of operations. Since the Fund began operations in December 2007, there is no performance information included in this Prospectus.

THE FUND'S FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                           CLASS A      CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)                   5.75%(1)      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)            None(2)       1.00%(3)
--------------------------------------------------------------------------------
Wire Redemption Fee                                      Up to $15     Up to $15

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                           0.70%         0.70%
Distribution and/or Shareholder Service Fees              0.25%         1.00%
Other Expenses(4)                                         0.34%         0.34%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.29%         2.04%
Less Fee Waivers and Expense Reimbursements(5)            0.09%         0.09%
--------------------------------------------------------------------------------
NET EXPENSES                                              1.20%         1.95%
--------------------------------------------------------------------------------



EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example) and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                                Class C Shares
                                                                 (Assuming No
                    Class A Shares         Class C Shares        Redemption)
1 Year               $690                     $298               $198
-----------------------------------------------------------------------------
3 Years              $952                     $631               $631


(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)
(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.
(3) The 1.00% CDSC is not assessed if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.
(4) "Other Expenses" are based on estimated amounts for the current fiscal year.
(5) Touchstone Advisors and the Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.20% for Class A shares and 1.95% for Class C shares. These expense limitations will remain in effect until at least December 15, 2008. Touchstone Advisors has no ability to recoup amounts waived or reimbursed. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


NONFUNDAMENTAL OBJECTIVE. The Fund's investment objective is non-fundamental, and may be changed by the Trust's Board of Trustees without shareholder approval.


NEW FUND RISK. The Fund may not grow to a size that is viable for continued operation and may be liquidated due to certain size constraints. A liquidation of the Fund could be done without Shareholder consent and could cause a taxable event for the Shareholder.

80% INVESTMENT POLICY. The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its "assets" in equity securities (the "80% Policy"). For purposes of the 80% Policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

EQUITY RISK. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

REITS RISK. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

MANAGER OF MANAGERS' RISK. Touchstone Advisors engages the Sub-Advisor to make investment decisions on its behalf for the Fund. There is a risk that Touchstone Advisors may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.


CHANGE IN MARKET CAPITALIZATION. The Fund specifies in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for the Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the Sub-Advisor's judgment, the security remains otherwise consistent with the Fund's investment objective and strategies. However, this change could affect the Fund's flexibility in making new investments.

OTHER STRATEGIES AND RISKS OF INVESTING IN THE FUND

In addition to the principal investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in the Statement of Additional Information ("SAI"). The Fund is subject to a number of risks that pertain to non-principal investment strategies, which may affect the value of its shares.

TEMPORARY DEFENSIVE STRATEGIES. The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund's objectives. This defensive investing may increase the Fund's taxable income. The Fund will do so only if Touchstone Advisors or the Sub-Advisor believes that the risk of loss using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that the Fund will achieve its investment objective.

INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may invest in shares of exchange-traded funds ("ETFs"). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track.


When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.


LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The Fund's lending limit is 33 1/3% of total assets, including the value of the loan collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Sub-Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund lends portfolio securities in order to earn income for the Fund.

OTHER INVESTMENT INFORMATION


PORTFOLIO TURNOVER. The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-Advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-Advisor's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and higher taxable distributions for shareholders, and may reduce the Fund's returns.


PORTFOLIO HOLDINGS POLICIES. A description of the Fund's policies and procedures for disclosing portfolio securities to any person is available in the SAI.

NON-PRINCIPAL RISKS

Use of Derivative Contracts

The Fund may, but is not required to, use derivative instruments for any of the following purposes:


      o To hedge against adverse changes-caused by changing interest rates, stock market prices or currency exchange rates-in the market value of securities held by or to be bought for the Fund;
      o     As a substitute for purchasing or selling securities;
      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;
      o To enhance the Fund's potential gain in non-hedging or speculative situations; or
      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.


A derivative instrument will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.


Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income. Under normal circumstances, the Fund will not invest in derivatives. However, if Touchstone Advisors or Chartwell believes an investment in derivatives is warranted due to market conditions, then the Fund will invest up to 10% in derivatives.

THE FUND'S MANAGEMENT
---------------------
INVESTMENT ADVISOR
TOUCHSTONE ADVISORS
303 BROADWAY, SUITE 1100, CINCINNATI, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of August 31, 2007, Touchstone Advisors had approximately $7.9 billion in assets under management. As the Fund's advisor, Touchstone Advisors continuously reviews, supervises and administers the Fund's investment programs and also ensures compliance with the Fund's investment policies and guidelines.

Touchstone Advisors is responsible for selecting the Fund's sub-advisor, subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

o Level of knowledge and skill            o Level of compliance with investment
                                             rules and strategies
o Performance as compared to its          o Employees facilities and financial
   peers or benchmark                        strength
o Consistency of performance over 5       o Quality of service
   years or more

Touchstone Advisors will also continually monitor the Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with the Sub-Advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not the Sub-Advisor's contract should be renewed, modified or terminated.


The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more funds. Shareholders of the Fund will be notified of any changes in its sub-advisory arrangements.


For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund. The fee to be paid to Touchstone Advisors by the Fund during its current fiscal year is 0.70% on the Fund's average daily net assets of the first $100 million, and 0.65% on the Fund's average daily net assets above that amount for which it serves as Advisor. Touchstone Advisors pays a sub-advisory fee to the Sub-Advisor from its advisory fee.

CONTRACTUAL FEE WAIVER AGREEMENT. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's net expenses from exceeding 1.20% and 1.95% of the average net assets of Class A shares and Class C shares, respectively. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until at least December 15, 2008.


SUB-ADVISOR


The Sub-Advisor makes the daily decisions regarding buying and selling specific securities for the Fund. The Sub-Advisor manages the investments held by the Fund according to the Fund's applicable investment goals and strategies.


CHARTWELL INVESTMENT PARTNERS


Chartwell Investment Partners LP ("Chartwell"), an SEC-registered advisor located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as sub-advisor to the Touchstone Premium Yield Equity Fund. As sub-advisor, Chartwell makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of August 31, 2007, Chartwell had approximately $5.6 billion in assets under management. For its services as sub-advisor to the Fund, Chartwell is entitled to receive sub-advisory fees from Touchstone Advisors at an annualized rate of 0.35% on the Fund's average daily net assets of the first $100 million, and 0.30% on the Fund's average daily net assets above that amount for which it serves as sub-advisor.


Richard M. Behler, Ph.D. joined Chartwell Investment Partners in 2003. He is a Managing Partner and Senior Portfolio Manager with 21 years of industry experience. Prior to joining Chartwell, Dr. Behler was a Managing Director at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) serving as Portfolio Manager, where his group was responsible for over $12 billion in value equity assets. Prior to joining Morgan Stanley, he was a Portfolio Manager at Moore Capital Management from 1992 to 1995. Previous employment included Merrill Lynch & Company and Chase Econometrics. Dr. Behler earned a Bachelor's degree in Economics from Villanova University and a Masters Degree and Ph.D. in Economics from the University of Notre Dame.


Kevin A. Melich, CFA joined Chartwell Investment Partners in 1997. He is a Managing Partner and Senior Portfolio Manager with 43 years of industry experience. Prior to joining Chartwell, Mr. Melich was a Senior Portfolio Manager at Delaware Investment Advisers from 1983 to 1997. There, he managed over $1.6 billion for institutional accounts in the equity income, value style. From 1979 to 1983, Mr. Melich was a Partner with the economics consulting firm, A.B. Laffer Associates. From 1964 to 1979, he was the Senior Investment Officer and Manager of the Trust and Investment Division of Security Trust Company. Mr. Melich earned a Bachelor of Science degree in Economics from St. John Fisher College and holds the Chartered Financial Analyst designation.

Matthew S. Levitties joined Chartwell Investment Partners in 2003. He is a Principal and Senior Portfolio Manager. From 2001 to 2003, he was a Vice President and Portfolio Manager at Morgan Stanley Investment Management (Miller Anderson & Sherrerd), where his group was responsible for over $12 billion in value equity assets. Prior to joining Morgan Stanley, he was an Assistant Vice President and Analyst at Wellington Management Company, LLP. Previous employment included Safeguard Scientifics and The Services Group. Mr. Levitties earned a Bachelor's degree in Economics and a Masters Degree in International Economics and American Foreign Policy from The Johns Hopkins University and an MBA from the University of Pennsylvania's Wharton School.

Douglas W. Kugler, CFA, joined Chartwell Investment Partners in 2003. He is a Principal and Portfolio Manager. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) including Head of Mutual Fund Administration and Vice President and Treasurer of the MAS Funds, Junior Associate in the Equity Department, and his last position held prior to joining Chartwell was Senior Associate and Analyst for the Large Cap Value team. Prior to joining Morgan Stanley, he was an Assistant Vice President and Senior Accounting Officer at Provident Financial Processing Corporation. Mr. Kugler is a member of the CFA Institute and the CFA Society of Philadelphia. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware and holds the Chartered Financial Analyst designation.

Ryan M. Nelson joined Chartwell Investment Partners in 2006. He is an Equity Portfolio Analyst. Prior to joining Chartwell, he was employed at Liberty Ridge Capital as a Research Analyst with their Large Cap Growth and Small Cap Growth Investment products. Mr. Nelson earned a Bachelor's degree in Economics from Northwestern University and an MBA in Finance from the University of Pennsylvania's Wharton School. He has passed all three levels of the CFA examination.

PRIOR PERFORMANCE OF CHARTWELL'S SUBSTANTIALLY SIMILAR PRIVATE ACCOUNT

Chartwell has been managing premium yield equity stocks since 2002. Chartwell began managing one account using this strategy on July 1, 2002. This account and the Fund have substantially similar investment objectives, policies and strategies. The information for the account is provided to show the past performance of Chartwell in managing the account, as measured against specified market indexes. The performance of the account managed by Chartwell does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed account is not subject to certain investment limitations, diversifications or other restrictions imposed by the Investment Company Act of 1940 (the "1940 Act") and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed account. The results for different periods may vary. All of Chartwell's substantially similar accounts and investment companies are included in this presentation.

The account's rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the account are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The managed account is valued at least quarterly, and periodic returns are mathematically linked. The performance is shown both gross and net of the estimated sales load of 5.75%, which is the maximum sales load for the Class A shares of the Fund, and expenses of 1.20%, which are the expenses estimated for the first year of the operation of the Class A shares of the Fund. Results include the reinvestment of dividends and capital gains.

This method of calculating performance of the managed account differs from the SEC's standardized methodology to calculate performance and results in a total return different from that derived from the standardized methodology.


-------------------------------------------------------------------------------------------------------------------------
                                       07/01/02      01/01/03      01/01/04      01/01/05      01/01/06      01/01/07
                                      -12/31/02     -12/31/03     -12/31/04     -12/31/05     -12/31/06     -06/30/07
-------------------------------------------------------------------------------------------------------------------------
Chartwell's Substantially Similar      -17.09%        18.56%         7.41%         -4.17%        14.64%        -0.19%
Style Account(1) (including
estimated expenses and sales load)
-------------------------------------------------------------------------------------------------------------------------
Chartwell's Substantially Similar
Style Account(1) (excluding            -11.39%        27.07%        15.24%         2.95%         22.91%        6.54%
estimated expenses and sales load)
-------------------------------------------------------------------------------------------------------------------------
Russell 3000 Value Index(3)            -15.18%        31.14%        16.94%         6.85%         22.34%        6.01%
-------------------------------------------------------------------------------------------------------------------------
Dow Jones U.S. Select Dividend          -9.40%        30.16%        18.14%         3.79%         19.54%        4.19%
Index(4)
-------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                         1 Year(2)   3 Year(2)   5 Year(2)
----------------------------------------------------------------------------
Chartwell's Substantially Similar         14.25%       6.18%       9.32%
Style Account(1) (including estimated
expenses and sales load)
----------------------------------------------------------------------------
Chartwell's Substantially Similar
Style Account(1) (excluding estimated     22.49%       14.45%      11.84%
expenses and sales load)
----------------------------------------------------------------------------
Russell 3000 Value Index(3)               21.33%       15.85%      13.41%
----------------------------------------------------------------------------
Dow Jones U.S. Select Dividend            18.61%       13.18%      12.48%
Index(4)
----------------------------------------------------------------------------

(1) On July 1, 2002, Chartwell began managing this style with one account totaling $28 million. As of June 30, 2007, the account totaled approximately $296 million. The growth of the account is due to asset appreciation and an influx of assets from investors.
(2)   Returns as of June 30, 2007.
(3) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Indexes reflect no deductions for fees, expenses or taxes.
(4) The Dow Jones U.S. Select Dividend Index measures the performance of the 100 leading U.S. dividend-paying companies. It is derived from the Dow Jones U.S. Total Market Index, which covers approximately 95% of U.S. market capitalization. The Indexes reflect no deductions for fees, expenses or taxes.

The SAI provides additional information about each portfolio manager's compensation structure, other managed accounts and ownership of securities in the Fund.

A discussion of the basis for the Board of Trustees' approval of the Fund's advisory and sub-advisory agreements will appear in the Trust's March 31, 2008 Semiannual Report.

CHOOSING A CLASS OF SHARES

SHARE CLASS OFFERINGS. The Fund currently offers Class A and Class C shares. Each class of shares has different fees and features. The amount of fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES


The offering price of Class A shares of the Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a 12b-1 fee.


CLASS A SALES CHARGE. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares of the Fund. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                            Sales Charge as % of    Sales Charge as % of
Amount of Your Investment                      Offering Price        Net Amount Invested
----------------------------------------------------------------------------------------
Under $50,000                                      5.75%                   6.10%
$50,000 but less than $100,000                     4.50%                   4.71%
$100,000 but less than $250,000                    3.50%                   3.63%
$250,000 but less than $500,000                    2.95%                   3.04%
$500,000 but less than $1 million                  2.25%                   2.30%
$1 million or more                                 0.00%                   0.00%
----------------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest $1 million or more in Class A shares of the Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. ("Touchstone Securities") to a participating unaffiliated dealer. There is no front-end sales charge on exchanges between funds or dividends reinvested in the Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having agreements with Touchstone Securities.
      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has an agreement with Touchstone Securities.
      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.
      o Purchases through processing organizations described in this Prospectus.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.
      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.
      o Purchases by shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.
      o Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

      * Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

Sales charge waivers must be qualified in advance by Touchstone Securities by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of the Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or
      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or
      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or
      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o     Individual accounts
      o     Joint tenant with rights of survivorship accounts
      o     Uniform gift to minor accounts ("UGTMA")
      o     Trust accounts

      o     Estate accounts
      o     Guardian/Conservator accounts
      o IRA accounts, including Traditional, Roth, SEP, SIMPLE and 403(b)(7) custodial accounts
      o     Coverdell Education Savings Accounts


RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in Qualified Accounts. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.


If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the touchstoneinvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Pricing and Performance" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

CLASS C SHARES

BECAUSE IN MOST CASES IT IS MORE ADVANTAGEOUS TO PURCHASE CLASS A SHARES FOR AMOUNTS OF $1 MILLION OR MORE, A REQUEST TO PURCHASE CLASS C SHARES FOR $1 MILLION OR MORE WILL BE CONSIDERED AS A PURCHASE REQUEST FOR CLASS A SHARES OR DECLINED.


Class C shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class C shares are subject to a 12b-1 fee. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them. For more information about the CDSC, see "Contingent Deferred Sales Charge (`CDSC')" in this Prospectus.


DISTRIBUTION ARRANGEMENTS
-------------------------


12B-1 DISTRIBUTION PLANS. The Fund has adopted a distribution and shareholder services plan under Rule 12b-1 of the 1940 Act for its Class A and Class C shares. The plans allow the Fund to pay distribution and shareholder service fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.


DEALER COMPENSATION. Touchstone Securities, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Fund or other Touchstone Funds. Touchstone Securities reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone Securities may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

INVESTING WITH TOUCHSTONE
-------------------------

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Fund directly from Touchstone, through your financial advisor or through a processing organization. In any event, you must complete an investment application. You can obtain an investment application from Touchstone or your financial advisor, or by visiting our website at touchstoneinvestments.com. Check below to find the minimum investment requirements and ways to purchase shares in the Fund.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, which it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

                                                          INITIAL     ADDITIONAL
MINIMUM INVESTMENT REQUIREMENTS                          INVESTMENT   INVESTMENT
--------------------------------------------------------------------------------
Regular Account                                          $   2,500      $     50

Retirement Account or Custodial Account under
the Uniform Gifts/Transfers to Minors Act ("UGTMA")      $   1,000      $     50

Investments through the Automatic Investment Plan        $     100      $     50
--------------------------------------------------------------------------------
INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")), on the day your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUND

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.
o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202.
o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.
o     You may also open an account through your financial advisor.

BY EXCHANGE


o Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund's Institutional Class.
o Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund's Institutional Class.
o     You do not have to pay any exchange fee for your exchange.
o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.
o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.
o If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.
o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

You may invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")
o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")
o     Spousal IRAs
o     Roth Individual Retirement Accounts ("Roth IRAs")
o     Coverdell Education Savings Accounts ("Education IRAs")
o     Simplified Employee Pension Plans ("SEP IRAs")
o     403(b)(7) Custodial Accounts

EMPLOYER SPONSORED RETIREMENT PLANS

o     Defined benefit plans
o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)
o     457 plans

*  SPECIAL TAX CONSIDERATION
To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION


You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by Touchstone to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then there could be a delay as to when the purchase or sales order is received for processing. When shares are purchased this way, there may be various differences. The Authorized Processing Organization may:


o     Charge a fee for its services
o     Act as the shareholder of record of the shares
o     Set different minimum initial and additional investment requirements
o     Impose other charges and restrictions
o Designate intermediaries to accept purchase and sales orders on the Fund's behalf


o Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form. A purchase or sales order transmitted through an entity that is not an Authorized Processing Organization may affect the effective date of your transaction.

o Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Fund, Touchstone Securities, Touchstone Advisors or their affiliates.
o It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PRICING OF PURCHASES


We price direct purchases in the Fund based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's Authorized Processing Organization agent to transmit orders that will be received by Touchstone in proper form and in a timely manner.


ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.
o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds
o     Write your account number on the check.
o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.
o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o     Contact Touchstone or your financial advisor for further instructions.
o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.
o     Your bank may charge a fee for handling wire transfers.
o Purchases in the Fund will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o     You may add to your account by exchanging shares from another Touchstone
      Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - by Exchange" in this Prospectus.

PURCHASES WITH SECURITIES

o Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Fund are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in the Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in the Fund will not be available for redemption until three business days after the automatic reinvestment.


REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Fund.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other Touchstone Fund. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES


You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.


BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.
o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.
o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.
o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.
o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.
o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification
      o Making checks payable only to the owner(s) of the account shown on Touchstone's records
      o Mailing checks only to the account address shown on Touchstone's records
      o Directing wires only to the bank account shown on Touchstone's records
      o Providing written confirmation for transactions requested by telephone
      o     Digitally recording instructions received by telephone

BY MAIL

o     Write to Touchstone.
o     Indicate the number of shares or dollar amount to be sold.
o     Include your name and account number.
o Sign your request exactly as your name appears on your investment application.
o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

BY WIRE


o     Complete the appropriate information on the investment application.
o You may be charged a fee by the Fund or Fund's agent for wiring redemption proceeds. You may also be charged a fee by your bank.
o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.
o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.


THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.
o     Withdrawals can be made monthly, quarterly, semiannually or annually.
o     There is no fee for this service.
o     There is no minimum account balance required for retirement plans.

* SPECIAL TAX CONSIDERATION
Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR OR PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.
o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

* SPECIAL TAX CONSIDERATION
Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")


If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Fund.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder
o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value
o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution
o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2


The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in A Shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated dealer.


When we determine whether a CDSC is payable on a redemption, we assume that:

o     The redemption is made first from amounts not subject to a CDSC; then
o     From the earliest purchase payment(s) that remain invested in the Fund

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more
o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)
o     Proceeds are being sent to an address other than the address of record
o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account
o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Fund may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Fund may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of money market funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between money market funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers in which transactions are placed. If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce its market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

HOUSEHOLDING POLICY

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.


FUND SHARES PURCHASED BY CHECK. Shares purchased by check may be required to be on deposit for 15 days before the Fund will mail redemption proceeds. Your proceeds will be mailed to you upon clearance of the check, which could be more or less than 15 days. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE. You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.


* SPECIAL TAX CONSIDERATION
You should contact your tax advisor if you use the Reinstatement Privilege.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays
o     When trading on the NYSE is restricted
o When an emergency situation causes the Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of the Fund's net assets
o     During any other time when the SEC, by order, permits.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders who receive portfolio securities bear market risk until those securities are sold. Shareholders may also incur transactions and brokerage costs when they sell the securities.


PRICING OF FUND SHARES

The Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or its authorized agent.

The Fund's equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.
o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. The Fund may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.
o     If reliable market quotations are unavailable due to infrequent trading.
o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

     The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of the Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTIONS AND TAXES

SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund distributes its income monthly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

TAX INFORMATION

DISTRIBUTIONS. The Fund may make distributions of dividends that may be taxed at different rates depending on the length of time the Fund holds its assets. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

* SPECIAL TAX CONSIDERATION
For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain distributions paid by the Fund during the prior taxable year.

The financial highlights for the Fund are not included because the Fund had not commenced operations as of September 30, 2006.

TOUCHSTONE INVESTMENTS*


DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203
1.800.638.8194
www.touchstoneinvestments.com


INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH  45202-4203

SHAREHOLDER SERVICES
800.543.0407

* A Member of Western & Southern Financial Group(R)

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group(R):
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds, and Touchstone Select.

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

You can get free copies of the SAI or other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at:

Touchstone Investments
P.O. Box 5354
Cincinnati, OH 45201-5354
1.800.543.0407

The SAI is also available on our website at http://www.touchstoneinvestments.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.

Reports and other information about the Fund are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

                          TOUCHSTONE FUNDS GROUP TRUST

                       TOUCHSTONE VALUE OPPORTUNITIES FUND
                   TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND
                    TOUCHSTONE CLOVER CORE FIXED INCOME FUND
                TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND
                   TOUCHSTONE SHORT DURATION FIXED INCOME FUND
                        TOUCHSTONE DIVERSIFIED VALUE FUND
                       TOUCHSTONE DIVERSIFIED GROWTH FUND
                            TOUCHSTONE SMALL CAP FUND
                       TOUCHSTONE FAMILY HERITAGE(R) FUND
                      TOUCHSTONE PITCAIRN TAXABLE BOND FUND
                         TOUCHSTONE TAX-EXEMPT BOND FUND
                   TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND
                             TOUCHSTONE MID CAP FUND
                  TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND
                      TOUCHSTONE INTERNATIONAL EQUITY FUND
                  TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND
                 TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND
                      TOUCHSTONE PREMIUM YIELD EQUITY FUND

                                FEBRUARY 1, 2007
                            AMENDED FEBRUARY 26, 2007
                             AMENDED MARCH 13, 2007
                             AMENDED MARCH 16, 2007
                             AMENDED APRIL 27, 2007
                              AMENDED MAY 11, 2007
                              AMENDED JUNE 1, 2007
                              AMENDED JUNE 20, 2007
                              AMENDED JULY 23, 2007
                            AMENDED DECEMBER 3, 2007




This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Touchstone Funds Group Trust (the "Trust") and should be read in conjunction with the Touchstone(R) Funds Group Trust Prospectuses dated February 1, 2007, May 11, 2007, July 23, 2007 and December 3, 2007. The Financial Statements contained in the Annual Report of the Trust for the above listed Funds are incorporated by reference into and are deemed to be a part of this SAI. A copy of the Prospectuses and Annual Report and Semiannual Report may be obtained without charge by calling 1-800-543-0407.

                                TABLE OF CONTENTS

THE TRUST....................................................................

PERMITTED INVESTMENTS AND RISK FACTORS.......................................

GENERAL INVESTMENT POLICIES..................................................

INVESTMENT LIMITATIONS.......................................................

THE ADVISOR AND SUB-ADVISORS.................................................

THE ADMINISTRATOR............................................................

DISTRIBUTION AND SHAREHOLDER SERVICES........................................

TRUSTEES AND OFFICERS OF THE TRUST...........................................

PURCHASE AND REDEMPTION OF SHARES............................................

DETERMINATION OF NET ASSET VALUE.............................................

TAXES........................................................................

PORTFOLIO TRANSACTIONS.......................................................

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................

VOTING.......................................................................

DESCRIPTION OF SHARES........................................................

SHAREHOLDER LIABILITY........................................................

LIMITATION OF TRUSTEES' LIABILITY............................................

CODE OF ETHICS...............................................................

PROXY VOTING.................................................................

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................

CUSTODIAN....................................................................

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................

LEGAL COUNSEL................................................................

FINANCIAL STATEMENTS.........................................................

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS...........................

APPENDIX B - PROXY VOTING POLICIES...........................................

THE TRUST


This SAI relates only to the Touchstone Value Opportunities Fund ("Value Opportunities Fund") (formerly Constellation Clover Core Value Fund), Touchstone Diversified Small Cap Value Fund ("Diversified Small Cap Value Fund") (formerly Constellation Clover Small Cap Value Fund), Touchstone Clover Core Fixed Income Fund ("Clover Core Fixed Income Fund") (formerly Constellation Clover Core Fixed Income Fund), Touchstone Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fund") (formerly Constellation Chartwell Ultra Short Duration Fixed Income Fund), Touchstone Short Duration Fixed Income Fund ("Short Duration Fund") (formerly Constellation Chartwell Short Duration Fixed Income Fund), Touchstone Diversified Value Fund ("Diversified Value Fund") (formerly Constellation Pitcairn Diversified Value Fund), Touchstone Diversified Growth Fund ("Diversified Growth Fund") (formerly Constellation Pitcairn Diversified Growth Fund), Touchstone Small Cap Fund ("Small Cap Fund") (formerly Constellation Pitcairn Small Cap Fund), Touchstone Family Heritage(R) Fund ("Family Heritage(R) Fund") (formerly Constellation Pitcairn Family Heritage
Fund), Touchstone Pitcairn Taxable Bond Fund ("Pitcairn Taxable Bond Fund") (formerly Constellation Pitcairn Taxable Bond Fund), Touchstone Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund") (formerly Constellation Pitcairn Tax-Exempt Bond
Fund), Touchstone Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund") (formerly Constellation Sands Capital Select Growth Fund), Touchstone Mid Cap Fund ("Mid Cap Fund") (formerly Constellation TIP Mid Cap Fund), Touchstone Healthcare and Biotechnology Fund ("Healthcare and Biotechnology Fund") (formerly TIP Healthcare and Biotechnology Fund), Touchstone International Equity Fund ("International Equity Fund") (formerly Constellation International Equity Fund), Touchstone Small Cap Value Opportunities Fund ("Small Cap Value Opportunities Fund") (formerly Constellation TIP Small Cap Value Opportunities
Fund), Touchstone Strategic Value and High Income Fund ("Strategic Value and High Income Fund") (formerly Constellation TIP Strategic Value and High Income
Fund), and Touchstone Premium Yield Equity Fund ("Premium Yield Equity Fund"), (each a "Fund" and, together the "Funds"). Each is a separate series of the Touchstone Funds Group Trust (formerly, Constellation Funds, formerly Alpha Select Funds) (the "Trust"), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust dated October 25, 1993, as amended through March 24, 2004, and November 20, 2006 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. Prior to November 20, 2006, the name of the Trust was Constellation Funds. Effective November 20, 2006, the Trust's name changed to Touchstone Funds Group Trust. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

The Trust offers six separate classes of shares: Class A, Class C, Class Z, Class Y, Class I and Class II shares. The shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or
no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The Trust's Funds and Classes thereof that are currently offered are listed below:

----------------------------------------------------------------------------------------------------------------------
FUNDS                                                    CLASS I   CLASS II   CLASS A   CLASS C    CLASS Y   CLASS Z
----------------------------------------------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology Fund                                     x         x
----------------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund                                    x         x                    x
----------------------------------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund                                              x         x                    x
----------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund                                      x         x                    x
----------------------------------------------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund                    x
----------------------------------------------------------------------------------------------------------------------
Touchstone Ultra Short Duration Fixed Income Fund                                                               x
----------------------------------------------------------------------------------------------------------------------
Touchstone Short Duration Fixed Income Fund                                                                     x
----------------------------------------------------------------------------------------------------------------------
Touchstone Strategic Value and High Income Fund                                  x         x          x
----------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Value Fund                                                x         x
----------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Growth Fund                                               x
----------------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Fund                                                        x         x
----------------------------------------------------------------------------------------------------------------------
Touchstone Family Heritage(R) Fund                                               x         x
----------------------------------------------------------------------------------------------------------------------
Touchstone Pitcairn Taxable Bond Fund                                 x
----------------------------------------------------------------------------------------------------------------------
Touchstone Tax-Exempt Bond Fund                                                  x
----------------------------------------------------------------------------------------------------------------------
Touchstone International Equity Fund                                             x         x
----------------------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund                                                          x         x          x         x
----------------------------------------------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund                                                           x         x
----------------------------------------------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund                                             x         x
----------------------------------------------------------------------------------------------------------------------

Effective as of the close of business on May 7, 2004, the Value Opportunities Fund, Diversified Small Cap Value Fund, Clover Core Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund, Healthcare and Biotechnology Fund and Strategic Value and High Income Fund acquired all of the assets and liabilities of the Turner Funds' Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner Small Cap Value Opportunities Fund, Turner Healthcare and Biotechnology Fund, and Turner Strategic Value and High Income Fund (each a "Constellation Turner Fund"), respectively. Performance information relating to an aforementioned Fund presented through May 7, 2004 refers to the Fund's performance as a predecessor Turner Fund.

Effective as of the close of business on July 30, 2004, the Diversified Value Fund, Diversified Growth Fund, Sands Capital Select Growth Fund, Small Cap Fund, Family Heritage(R) Fund, International Equity Fund, Pitcairn Taxable Bond Fund, and Tax-Exempt Bond Fund, acquired all of the assets and liabilities of the Pitcairn Diversified Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Select Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage(R) Fund, Pitcairn International Equity Fund, Pitcairn Taxable Bond Fund, and Pitcairn Tax-Exempt Bond Fund (each, a "Constellation Pitcairn Fund"), respectively. Performance information relating to an aforementioned Fund presented through July 30, 2004 refers to the Fund's performance as a predecessor Pitcairn Fund.


Effective as of the close of business on April 14, 2005, the Mid Cap Fund acquired all of the assets and liabilities of the Constellation Institutional Portfolios' Midcap Core Portfolio (the "predecessor CIP Midcap Core Portfolio"). Performance information presented through April 15, 2005 refers to the Fund's performance as the predecessor CIP Midcap Core Portfolio.


PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund's principal strategy and principal risks are described in the Prospectus. Unless otherwise indicated, each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below as a non-principal investment strategy.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Clover Core Fixed Income Fund, Ultra Short Duration Fund and Short Duration Fund do not invest in ADRs.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.


BUSINESS DEVELOPMENT COMPANIES

Business development companies ("BDCs") are a type of closed-end fund regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). BDCs have expenses associated with their operations. Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value. The Premium Yield Equity Fund may invest up to 10% of its net assets in BDCs.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Ultra Short Duration Fund and Short Duration Fund do not invest in convertible securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options on securities (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (e.g., TGRs, TRs, and CATs). These various instruments are discussed later in this section.

EQUITY-LINKED WARRANTS

Equity linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

EUROBONDS

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

EXCHANGE TRADED FUNDS

Exchange traded funds ("ETFs") represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees and other fees and expenses that are incurred directly by the Fund that increase their costs versus the costs of owning the underlying securities directly.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indices or portions of specific indices. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.

ETFs are considered investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). Ordinarily, investments in ETFs are subject to the limitations on investments in other investment companies, as described in the section entitled "Investment Companies". However, pursuant to an order issued by the SEC to the iShares Funds and the iShares Trust, and procedures approved by the Board of Trustees, each Fund, except the Predecessor Turner Funds and Mid Cap Fund may invest in iShares ETFs in excess of the 5% and 10% limits, provided that the Fund invests in ETFs and other short-term investments pursuant to the policies and procedures adopted by the Board of Trustees and otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations. See also "Investment Company Shares."

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund's portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise earmark assets as cover. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

GOVERNMENT PASS-THROUGH SECURITIES

Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association (GNMA), Fannie Mae and Freddie Mac. GNMA, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within HUD. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

MORTGAGE DOLLAR ROLLS

Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, a Fund will place U.S. government or other liquid securities in a segregated account or otherwise earmark assets as cover in an amount sufficient to cover its repurchase obligation.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board of Trustees. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, a Fund's Advisor and/or Sub-Advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done on a non-discriminatory basis. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES


Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by either of the Funds. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.


The Advisor has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

The Strategic Value and High Income Fund operates as a "fund of funds" and invests in securities of other investment companies as part of its principal investment strategy as more fully described in the prospectus. See also "Investment Limitations" and "Exchange Traded Funds."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal amount of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Because the Securities and Exchange Commission (the "SEC") staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by the Funds' Custodian or otherwise subject to "covering" techniques imposes a practical limit on the leverage these transactions create. As a matter of operating policy, no Fund will purchase additional securities when borrowings exceed 5% of total assets. In addition, the Short Duration Fixed Income Fund will not use leverage if, as a result, the effective duration of its portfolio would not be comparable or less than that of a three-year U.S. Treasury note.

LOWER-RATED SECURITIES

The Funds, except for the Clover Core Fixed Income Fund, Ultra Short Duration Fund and Short Duration Fund, may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (NRSRO). Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Internal Revenue Code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MASTER LIMITED PARTNERSHIPS


Master limited partnerships ("MLPs") are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of "floating" rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. The Premium Yield Equity Fund may invest up to 10% of its net assets in MLPs.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put or otherwise earmark assets as cover.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS

Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATION

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Touchstone Advisors monitors compliance with this requirement).

The Ultra Short Duration and Short Duration Funds may invest in repurchase agreements as part of their principal investment strategies as more fully described in the Prospectus.

REVERSE REPURCHASE AGREEMENT, DOLLAR ROLL AND REVERSE DOLLAR ROLL TRANSACTIONS


A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements are considered borrowing by the Fund. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating or otherwise earmarking cash or other liquid securities.


RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.


ROYALTY TRUSTS

Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Premium Yield Equity Fund may invest up to 10% of its net assets in royalty trusts.

RULE 144A SECURITIES


Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING


In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. The SEC currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.


SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

The International Equity Fund invests in securities of foreign issuers as part of its principal investment strategy as more fully described in the Prospectus.

SHORT SALES

In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan.

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered," whether by placing assets in a segregated account or otherwise earmark assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. Any Fund that engages in short sales will comply with these requirements.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES"). They also include Treasury inflation-protection securities ("TIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YANKEE OBLIGATIONS

Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed in "Foreign Securities".

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "income" annually. Because a Fund will distribute its "income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

Corporate and Municipal Zero Coupon Securities: Corporate or Municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

The Value Opportunities Fund, Diversified Small Cap Value Fund, Clover Core Fixed Income Fund, Ultra Short Duration Fund, Short Duration Fund, Small Cap Value Opportunities Fund, Healthcare and Biotechnology Fund and Strategic Value and High Income Fund may not:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or
      (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the Healthcare and Biotechnology Fund.

2. Invest more than 25% of the Fund's assets in securities issued by companies in a single industry or related group of industries. This limitation does not apply to the Healthcare and Biotechnology Fund (which invests 25% or more of its assets in securities of issuers conducting their principal business activities in the healthcare and/or biotechnology industries). To that extent, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.


4. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.


      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

      For example, at a minimum, the Fund will not issue any senior security, whether representing an indebtedness or a stock, unless the requirements for asset coverage and declaration of any dividend or any other distribution are met, and if a stock, unless the requirements for voting the class of senior security are met.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The Diversified Value Fund, Diversified Growth Fund, Sands Capital Select Growth Fund, Small Cap Fund, Family Heritage(R) Fund, International Equity Fund, Pitcairn Taxable Bond Fund, Tax-Exempt Bond Fund and Premium Yield Equity Fund may not:

1. Purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.


5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.


      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation. For example, at a minimum, the Fund will not issue any senior security, whether representing an indebtedness or a stock, unless the requirements for asset coverage and declaration of any dividend or any other distribution are met, and if a stock, unless the requirements for voting the class of senior security are met.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8. Each of the Diversified Value, Small Cap, Diversified Growth, International Equity, Tax-Exempt Bond and Premium Yield Equity Funds may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

In addition, the Tax-Exempt Bond Fund, under normal circumstances, must invest its Assets (net assets plus the amount of borrowings for investment purposes) so that at least 80% of the income it distributes will be exempt from federal income tax.

The Mid Cap Fund may not:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2. Issue senior securities representing stock, except to the extent permitted by the 1940 Act. In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

      For example, at a minimum, the Fund will not issue any senior security, whether representing an indebtedness or a stock, unless the requirements for asset coverage and declaration of any dividend or any other distribution are met, and if a stock, unless the requirements for voting the class of senior security are met.

3. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5. Purchase or sell physical commodities or commodity contracts, except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities,
      (3) purchase or sell options, and (4) purchase or sell futures contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

8. Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Portfolio's liabilities (other than borrowings), except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Short Duration Funds) of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 ("the 1933 Act") and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

4. The Predecessor Turner Funds and Mid Cap Fund may not invest in companies for the purpose of exercising control.

5. The Predecessor Turner Funds and Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6. The Predecessor Turner Funds may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.

7. Make investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.


The following investment policies are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval.

      o Each Fund may purchase securities on a when-issued basis and borrow money.

      o     Each Fund may enter into futures and options transactions.

      o Each Fund may hold up to 15% (10% for the Short Duration Funds) of its net assets in illiquid securities.

      o Each Fund, except the Short Duration Funds, may purchase convertible securities.

      o Each Fund may enter into repurchase agreements not to exceed 33 1/3% of a Fund's assets.

      o Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

      o Each Fund, except for the Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.

      o Each Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund's total assets.

      o Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.


THE ADVISOR

Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment advisor under the terms of an advisory agreement (the "Advisory Agreement") dated March 1, 2006. Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Advisor makes recommendations to the Trustees with respect to the appropriate allocation of assets to each Fund's sub-advisor(s) (the "Sub-Advisors").

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Prior to March 1, 2006, the Trust's advisor was Constellation Investment Management Company, LP ("CIMCO").

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Mr. John F. Barrett may be deemed to be an affiliate of the Advisor because he is President and Chairman of Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company, parent companies of the Advisor. Ms. McGruder and Mr. Barrett, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

MANAGER OF MANAGER'S STRUCTURE

The Trust, on behalf of each Fund, seeks to achieve its investment objective by using a "manager of managers" structure. Under a manager of managers structure, the Advisor acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among Sub-Advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated Sub-Advisors without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen.

For the fiscal years ended September 30, 2004, 2005 and 2006, the Trust paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ------------------------------------------------------------------------------------------
FUND                            2004            2005            2006           2004          2005          2006
---------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund      $417,700        $753,745        $894,368         $74            $0            $0
---------------------------------------------------------------------------------------------------------------------
Diversified Small Cap
Value Fund                   $4,223,164      $4,175,677       2,800,960         $0            $0            $0
---------------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income
Fund                          $145,196        $115,666        $112,640       $19,561       $16,812        $10,218
---------------------------------------------------------------------------------------------------------------------
Ultra Short Duration
Fixed Income Fund             $499,034        $753,422        $563,868       $543,705      $127,162       $4,326
---------------------------------------------------------------------------------------------------------------------
Short Duration Fixed
Income Fund                   $229,237        $274,892        $230,918       $292,629      $74,818        $14,882
---------------------------------------------------------------------------------------------------------------------
Healthcare and
Biotechnology Fund            $196,563        $490,316        $693,675       $54,088          $0            $0
---------------------------------------------------------------------------------------------------------------------
Small Cap Value
Opportunities Fund            $100,931        $111,849       $1,774,629      $65,163       $172,166       $40,282
---------------------------------------------------------------------------------------------------------------------
Strategic Value and High
Income Fund                  ($36,195)        ($38,941)        $1,591         $3,586        $1,147        $36,922
---------------------------------------------------------------------------------------------------------------------
Diversified Value Fund        $787,372        $924,707       $1,090,220      $163,856      $198,725      $227,624
---------------------------------------------------------------------------------------------------------------------
Diversified Growth Fund       $530,679        $641,861        $763,105       $120,175      $145,707      $157,768
---------------------------------------------------------------------------------------------------------------------
Small Cap Fund                $525,275        $535,667        $573,854       $62,617       $130,209      $153,214
---------------------------------------------------------------------------------------------------------------------
Family Heritage(R) Fund       $533,076        $606,230        $705,275       $97,039       $125,467      $137,900
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ------------------------------------------------------------------------------------------
FUND                            2004            2005            2006           2004          2005          2006
---------------------------------------------------------------------------------------------------------------------
Pitcairn Taxable Bond
Fund                          $84,935         $156,037        $169,026       $74,435       $33,576        $40,647
---------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fund               $172,879        $191,448        $320,121       $134,525      $148,622      $162,903
---------------------------------------------------------------------------------------------------------------------
Sands Capital Select
Growth Fund                   $481,924       $1,234,930      $3,829,296      $87,076       $120,454      $551,403
---------------------------------------------------------------------------------------------------------------------
International Equity Fund     $688,785        $876,170       $1,283,285      $222,215      $240,348      $315,038
---------------------------------------------------------------------------------------------------------------------

* Fees paid prior to March 1, 2006 represent fees paid to CIMCO.

**The advisory fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2006.

For the fiscal year ended December 31, 2004, and the fiscal periods ended September 30, 2005 and 2006, the Mid Cap Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ------------------------------------------------------------------------------------------
FUND                            2004            2005            2006           2004          2005          2006
---------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                 $3,200 (1)       ($32,205)        $70,372          $0          $4,160        $79,336
---------------------------------------------------------------------------------------------------------------------


(1) Reflects amount paid to CIMCO by the predecessor CIP Midcap Core Portfolio pursuant to a unified fee structure for advisory and administrative services. The unified management fee did not include the cost of any interest, taxes, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses.


For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.

----------------------------------------------------------------------------------------------------------------
                      NAME OF FUND                                           ANNUAL FEE RATE
----------------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund                                                           0.80%
----------------------------------------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology Fund                                      1.00%
----------------------------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund                                               0.74%
----------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value Fund                                                   0.85%
----------------------------------------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund                                          0.45%
----------------------------------------------------------------------------------------------------------------
Touchstone Ultra Short Duration Fixed Income Fund                                 0.25%
----------------------------------------------------------------------------------------------------------------
Touchstone Short Duration Fixed Income Fund                                       0.25%
----------------------------------------------------------------------------------------------------------------
Touchstone Diversified Value Fund                                                 0.70%
----------------------------------------------------------------------------------------------------------------
Touchstone Diversified Growth Fund                                                0.70%
----------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Fund                                                         0.70%
----------------------------------------------------------------------------------------------------------------
Touchstone Family Heritage(R) Fund                                                0.90%
----------------------------------------------------------------------------------------------------------------
Touchstone Pitcairn Taxable Bond Fund                                             0.40%
----------------------------------------------------------------------------------------------------------------
Touchstone Tax-Exempt Bond Fund                                                   0.30%
----------------------------------------------------------------------------------------------------------------
Touchstone International Equity Fund                                              0.95%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                      NAME OF FUND                                           ANNUAL FEE RATE
----------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund                                     0.95%
----------------------------------------------------------------------------------------------------------------
Touchstone Strategic Value & High Income Fund                                     0.10%
----------------------------------------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund                       0.70% on the first $100 million of assets; 0.65% on
                                                                  the value of assets above that amount
----------------------------------------------------------------------------------------------------------------

As described in the Prospectus, the Sands Capital Select Growth Fund is subject to base investment advisory fees that may be adjusted if the Fund outperforms or under-performs a stated benchmark. The "Highest/Lowest Possible Advisory Fee" column represents the maximum and minimum amount that the Advisor may receive pursuant to the performance fee under the Advisory Agreement. Set forth below is information about the advisory fee arrangements of the Sands Capital Select Growth Fund:

---------------------------------------------------------------------------------------------------------------------------
                                                                                                               HIGHEST /
                                                                                                                 LOWEST
                                                                                  BASE           ANNUAL         POSSIBLE
                                                                                ADVISORY       ADJUSTMENT       ADVISORY
        FUND              BENCHMARK         REQUIRED EXCESS PERFORMANCE           FEE             RATE            FEE
---------------------------------------------------------------------------------------------------------------------------
Sands Capital Select   Russell 1000                                                                             1.00% /
Growth Fund            Growth Index                  +/- 2.50%                   0.85%          +/- 0.15%        0.70%
---------------------------------------------------------------------------------------------------------------------------

Each Fund's advisory fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month. The Sands Capital Select Growth Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.

For example, assume that the Sands Capital Select Growth Fund's average net assets as of March 31 were $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. The Fund's base fee for March is $39,705 ($55,000,000 x 0.85%, x 31/365).
If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by less than 2.50% over this performance period, then there is no adjustment to the Fund's base fee. If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by 2.50% or more over this performance period, then the Advisor's advisory fee would increase (or decrease) by $6,370 ($50,000,000 x 0.15%, x 31/365).

Because the adjustment to the Sands Capital Select Growth Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to relative performance over a longer or shorter period of time.

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit certain Funds other operating expenses ("Other Expenses"), net operating expenses ("Net Expenses") and Distribution and/or Shareholder Services Fees ("Distribution and/or Shareholder Services Fees") to the following levels. These limitations will remain in effect until March 1, 2008 with the exception of Class A and Class C of the Small Cap Value Opportunities Fund which will remain in effect until August 1, 2008 and Class A and Class C of the Premium Yield Equity Fund which will remain in effect until December 15, 2008.

                                                        CONTRACTUAL LIMIT ON "OTHER EXPENSES",
             FUND                                      "NET EXPENSES" AND "DISTRIBUTION AND/OR
                                                             SHAREHOLDER SERVICE FEES"
-----------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class A                                          0.35%*
-----------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class C                                          0.35%*
-----------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class Y                                          0.10%*
-----------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class Z                                          0.35%
-----------------------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund Class Y                      0.25%*
-----------------------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund  Class Z                     0.50%
-----------------------------------------------------------------------------------------------
Touchstone Pitcairn Taxable Bond Fund Class II                           0.50%
-----------------------------------------------------------------------------------------------
Touchstone Diversified Value Fund Class A                                0.40%
-----------------------------------------------------------------------------------------------
Touchstone Diversified Value Fund Class C                                1.15%
-----------------------------------------------------------------------------------------------
Touchstone Diversified Growth Fund Class A                               0.40%
-----------------------------------------------------------------------------------------------
Touchstone Small Cap Fund Class A                                        0.40%
-----------------------------------------------------------------------------------------------
Touchstone Small Cap Fund Class C                                        1.15%
-----------------------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund Class A                    0.30%*
-----------------------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund Class C                    0.30%*
-----------------------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund Class Z                    0.30%*
-----------------------------------------------------------------------------------------------
Touchstone Family Heritage Fund Class A                                  0.40%
-----------------------------------------------------------------------------------------------
Touchstone Family Heritage Fund Class C                                  1.15%
-----------------------------------------------------------------------------------------------
Touchstone International Equity Fund Class A                             0.50%
-----------------------------------------------------------------------------------------------
Touchstone International Equity Fund Class C                             1.25%
-----------------------------------------------------------------------------------------------
Touchstone Tax-Exempt Bond Fund Class A                                  0.40%
-----------------------------------------------------------------------------------------------
Touchstone Strategic Value and High Income Fund  Class A                 0.40%
-----------------------------------------------------------------------------------------------
Touchstone Strategic Value and High Income Fund  Class C                 1.15%
-----------------------------------------------------------------------------------------------
Touchstone Strategic Value and High Income Fund Class Y                  0.15%*
-----------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund Class A                              0.35%*
-----------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund Class C                              0.35%*
-----------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund Class Z                              0.35%*
-----------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund Class A                      0.35%*
-----------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund Class C                      0.35%*
-----------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund Class Z                      0.35%*
-----------------------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology Fund Class A                     0.30%*
-----------------------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology Fund Class C                     0.30%*
-----------------------------------------------------------------------------------------------
Touchstone Short Duration Fixed Income Fund Class Z                      0.24%*
-----------------------------------------------------------------------------------------------
Touchstone Ultra Short Duration Fixed Income Fund Class Z                0.19%*
-----------------------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund Class I                         0.40%*
-----------------------------------------------------------------------------------------------

                                                        CONTRACTUAL LIMIT ON "OTHER EXPENSES",
             FUND                                      "NET EXPENSES" AND "DISTRIBUTION AND/OR
                                                             SHAREHOLDER SERVICE FEES"
-----------------------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund Class A                             1.20%**
-----------------------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund Class C                             1.95%**
-----------------------------------------------------------------------------------------------

* Represents contractual limit on "Other Expenses" only and does not include "Distribution and/or Shareholder Services Fees."

** Represents contractual limit on "Net Expenses" only and does not include "Other Expenses" or "Distribution and/or Shareholder Services Fees."


THE SUB-ADVISORS

The Advisor has selected Sub-Advisors to manage all or a portion of a Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Advisor. The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor. As described in the Prospectus, each Sub-Advisor receives base investment sub-advisory fees with respect to each Fund that it sub-advises, except the Sands Capital Select Growth Fund receives a base investment sub-advisory fee that may be adjusted if the Fund outperforms or under-performs its stated benchmark. Each Sub-Advisor's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the Sub-Advisor during the current month.

CLOVER CAPITAL MANAGEMENT, INC.
-------------------------------

Clover Capital Management, Inc. ("Clover Capital"), 400 Meridian Centre, Ste 200, Rochester, New York 14618, serves as investment sub-advisor to the Touchstone Value Opportunities, Touchstone Diversified Small Cap Value and Touchstone Clover Core Fixed Income Funds. Clover Capital is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA. As of December 31, 2006, Clover Capital had discretionary management authority with respect to approximately $2.6 billion of assets. In addition to providing sub-advisory services to the Funds mentioned above, Clover Capital provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

Other Accounts. Michael E. Jones, CFA, is the co-portfolio manager on the Diversified Small Cap Value and Value Opportunities Funds. As of September 30, 2006, Mr. Jones co-managed 1 other mutual fund with approximately $270 million in total assets, and 6 unregistered pooled vehicles with total assets of approximately $61 million. With respect to such accounts, 3 accounts, with assets of approximately $48.5 million, pay Clover Capital a fee based upon the performance of the account.

Lawrence R. Creatura, CFA, is the co-portfolio manager on the Diversified Small Cap Value Fund. As of September 30, 2006, Mr. Creatura co-managed 1 other mutual fund with approximately $270 million in total assets, and 3 unregistered pooled vehicles with total assets of approximately $28 million. With respect to such accounts, 1 account, with assets of approximately $19 million, pays Clover Capital a fee based upon the performance of the account.

Matthew P. Kaufler, CFA, is the co-portfolio manager on the Value Opportunities Fund. As of September 30, 2006, Mr. Kaufler also co-managed 4 unregistered pooled vehicles with total assets of approximately $29 million, none of which pays Clover Capital a fee based upon the performance of the account.

Joseph P. Cerqua, CFA, is the co-portfolio manager on the Clover Core Fixed Income Fund. As of September 30, 2006, Mr. Cerqua also co-managed 3 unregistered pooled vehicles with total assets of approximately $20.5 million, none of which pays Clover Capital a fee based upon the performance of the account.

John F. Garnish, CFA, is the co-portfolio manager on the Clover Core Fixed Income Fund. As of September 30, 2006, Mr. Garnish also co-managed 3 unregistered pooled vehicles with total assets of approximately $20.5 million, none of which pays Clover Capital a fee based upon the performance of the account.

Stephen K. Gutch is the co-portfolio manager on the Diversified Small Cap Value Fund. As of September 30, 2006, Mr. Gutch also co-managed 2 unregistered pooled vehicles with total assets of approximately $9 million, none of which pays Clover Capital a fee based upon the performance of the account.

Paul W. Spindler, CFA, is the co-portfolio manager on the Value Opportunities Fund. As of September 30, 2006, Mr. Spindler also co-managed 3 unregistered pooled vehicles with approximately $37 million in total assets. With respect to such accounts, 1 account, with assets of approximately $18.6 million pays Clover Capital a fee based on the performance of the account.

Conflicts. While Clover Capital manages accounts that are entitled to receive performance-based adjustments, it does not believe that such adjustments present a significant incentive for Clover Capital to unfairly favor such accounts because it has a policy to manage each account based on its investment objectives and related restrictions. Clover Capital has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a rotational basis.

With respect to potential conflicts between various types of portfolios managed by Clover Capital, the firm avoids such conflict since its portfolios are broken out by capitalization ranges, and the investment opportunities are allocated accordingly. With respect to potential conflicts among accounts within a specific portfolio, Clover Capital utilizes a rotational trading system among the accounts, thereby ensuring fair and impartial treatment of the accounts.

Compensation. As Chief Executive Officer, Mr. Jones receives a base salary and earns dividends through his ownership of Clover Capital Management, Inc. stock. The other portfolio managers are compensated with a base salary and participate in a bonus plan. The bonus varies based on performance of their respective strategy(s) against the products stated benchmark. The bonus amount is calculated and paid at the end of each calendar quarter. Portfolio managers are also shareholders of Clover Capital Management, Inc., and they earn dividends based upon their percentage ownership of the firm. Additionally, Mr. Creatura and Mr. Spindler are entitled to a cash bonus based upon a combination of net revenues and fund performance for a limited partnership managed by Clover Capital.

Fund Ownership. The following table indicates for each Touchstone Clover Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2006.

-------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER         FUND                                   DOLLAR RANGE OF FUND SHARES OWNED
-------------------------------------------------------------------------------------------------------------
Michael Jones             Diversified Small Cap Value Fund       $500,001-$1,000,000
                          Value Opportunities Fund               $500,001-$1,000,000
-------------------------------------------------------------------------------------------------------------
Lawrence Creatura         Diversified Small Cap Value Fund       $100,001-$500,000
-------------------------------------------------------------------------------------------------------------
Stephen Gutch             Diversified Small Cap Value Fund       $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Matthew Kaufler           Value Opportunities Fund               $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Joseph Cerqua             Clover Core Fixed Income Fund          $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
John Garnish              Clover Core Fixed Income Fund          $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
Paul Spindler             Value Opportunities Fund               $100,001-$500,000
-------------------------------------------------------------------------------------------------------------

For its services, Clover Capital is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Touchstone Clover Fund, as set forth below.

     -----------------------------------------------------------------------
     Fund                                                Sub-Advisory Fee
     -----------------------------------------------------------------------
     Value Opportunities Fund                            0.37%
     -----------------------------------------------------------------------
     Diversified Small Cap Value Fund                    0.45%
     -----------------------------------------------------------------------
     Clover Core Fixed Income Fund                       0.225%
     -----------------------------------------------------------------------

CHARTWELL INVESTMENT PARTNERS
-----------------------------


Chartwell Investment Partners ("Chartwell), 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as investment sub-advisor to the Ultra Short Duration, Short Duration and Premium Yield Equity Funds. Chartwell is a professional investment management firm founded in 1997 by a team of experienced investment professionals who had been employees of Delaware Management Company of Philadelphia, Pennsylvania. As of August 31, 2007, Chartwell had discretionary management authority with respect to approximately $5.6 billion of assets.

A core portfolio management team consisting of Christine Williams, Paul Matlack, CFA and Andrew Toburen, CFA manages the Ultra Short Duration and Short Duration Funds. Even though each person has separate sector responsibilities, the team shares equally in the decision making and structuring process of the Funds.

A core portfolio management team consisting of Richard Behler, Kevin Melich, Douglas Kugler, Matthew Levitties and Ryan Nelson manage the Premium Yield Equity Fund. These five individuals are part of a larger research team that supports the buy and sell decisions made for the Fund. The ultimate decision-making authority rests with Richard Behler who serves as the lead manager of the group.

Other Accounts. As of September 30, 2006, the portfolio management team that manages the Ultra Short Duration and Short Duration Funds managed 3 registered investment companies with approximately $322.5 million in total assets, 2 unregistered pooled vehicles with total assets of approximately $130 million and 51 other accounts with approximately $876.6 million in total assets. With respect to the 2 unregistered pooled vehicles, both pay Chartwell a fee based upon the performance of the account.

As of August 31, 2007, the portfolio management team that manages the Premium Yield Equity Fund managed 1 registered investment company with approximately $121 million in total assets, 0 unregistered pooled vehicles and 15 other accounts with approximately $269 million in total assets, none of which pays Chartwell a fee based upon the performance of the account.


Conflicts. Chartwell does not face any material conflict in management of the Funds. Chartwell has adopted policies to ensure the fair and appropriate allocation of all investment opportunities across all client portfolios, generally on a pro rata basis, using relative market values, with all portfolios receiving the same average price on a particular trade. Finally, while Chartwell is entitled to receive a performance-based adjustment with respect to certain pooled investment vehicles, such adjustments do not present a significant incentive for the portfolio managers to unfairly favor such accounts, as such potential adjustments are not material to the firm's results or any portfolio manager's compensation.

Compensation. The compensation paid to a Chartwell portfolio manager consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to Chartwell's retirement plan.

A portfolio manager's fixed base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factors are investment performance of client portfolios during the calendar year, product profitability, and firm-wide profitability. Investment performance is measured based on the gross (pre-tax) composite performance of all accounts within a particular investment product versus the appropriate benchmark. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager based on the portfolio manager's ownership interest, or percentage limited partnership interest in Chartwell multiplied by total net cash distributions paid during the year.

A profit-sharing contribution is paid to the retirement plan account of all eligible Chartwell employees based solely on annual profitability of the firm.


Fund Ownership. As of September 30, 2006, the portfolio managers that manage the Ultra Short Duration and Short Duration Funds did not own any shares of the Ultra Short Duration or Short Duration Funds.


There is no fund ownership information available for the Premium Yield Equity Fund since the Fund had not commenced operations prior to December 3, 2007.

For its services, Chartwell is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Touchstone Chartwell Fund, as set forth below.


       -------------------------------------------------------------------
       Fund                               Sub-Advisory Fee
       -------------------------------------------------------------------
       Ultra Short Duration Fund          0.125%
       -------------------------------------------------------------------
       Short Duration Fund                0.125%
       -------------------------------------------------------------------
       Premium Yield Equity Fund          0.35% on the
                                          first $100 million of assets;
                                          0.30% on the value of assets
                                          above that amount
       -------------------------------------------------------------------


TURNER INVESTMENT PARTNERS
--------------------------

Turner Investment Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as sub-advisor for the Mid Cap and Healthcare and Biotechnology Funds and as one of three sub-advisors to the Small Cap Value Opportunities Fund. As of December 31, 2006, Turner had approximately $22.8 billion in client assets under management. Turner is a professional investment management firm founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.


Other Accounts. Frank Sustersic, CFA, is the lead manager on the Healthcare and Biotechnology Fund and has primary responsibility for the management of the Fund. Heather McMeekin and Vijay Shankaran are co-managers on the Healthcare and Biotechnology Fund. As of September 30, 2006, Mr. Sustersic managed 5 other registered investment companies with approximately $922 million in total assets, 7 unregistered pooled vehicles with total assets of approximately $79 million and 46 other accounts with approximately $2.1 billion in total assets. Two of the other accounts, with assets of approximately $19 million pay Turner a fee based upon the performance of the account. As of September 30, 2006, Ms. McMeekin co-managed 1 registered investment company account with approximately $565 million in total assets, 2 unregistered pooled vehicles with total assets of approximately $300,000 and 10 other accounts with approximately $354 million in total assets, none of which pays Turner a fee based upon the performance of the account. As of June 1, 2007, Mr. Shankaran co-managed 0 other registered investment company accounts, 1 unregistered pooled vehicle with total assets of approximately $236,000 and 4 other accounts with approximately $77 million in total assets, none of which pay Turner a fee based upon the performance of the account.

Thomas DiBella, CFA, and Steven Gold, CFA are responsible for the management of the Mid Cap Fund and Turner's portion of the Small Cap Value Opportunities Fund with Mr. DiBella acting as lead manager. As of September 30, 2006, Mr. DiBella co-managed 3 other registered investment companies with approximately $300 million in total assets, 24 unregistered pooled vehicles with total assets of approximately $749 million and 18 other accounts with approximately $1.4 billion in total assets. With respect to registered investment companies, 1 account with assets of approximately $128 million, pays Turner a fee based upon the performance of the account. As of September 30, 2006, Mr. Gold co-managed 1 registered investment company with approximately $92 million in total assets, 23 unregistered pooled vehicles with total assets of approximately $749 million and 1 other account with approximately $92 million in total assets, none of which pay Turner a fee based upon the performance of the account.

Conflicts. As is typical for many money managers, potential conflicts of interest may arise relating to Turner's management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; Turner's use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one-year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership; equity owners share Turner's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of Turner has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of Turner, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. Turner's Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

Fund Ownership. The following table indicates for the Healthcare and Biotechnology, Mid Cap, and Small Cap Value Opportunities Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2006. Vijay Shankaran's holdings are as June 1, 2007.

-------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
-------------------------------------------------------------------------------------------------------------
Thomas DiBella            Small Cap Value Opportunities Fund       $100,001-$500,000
                          Mid Cap Fund                             $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Steven Gold               Mid Cap Fund                             $100,001-$500,000
                          Small Cap Value Opportunities Fund       None
-------------------------------------------------------------------------------------------------------------
Frank Sustersic           Healthcare and Biotechnology Fund        $100,001-$500,000
-------------------------------------------------------------------------------------------------------------
Heather McMeekin          Healthcare and Biotechnology Fund        $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
Vijay Shankaran           Healthcare and Biotechnology Fund        None
-------------------------------------------------------------------------------------------------------------

For its services, Turner is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the Mid Cap, Small Cap Value Opportunities and Healthcare and Biotechnology Funds, as set forth below.

--------------------------------------------------------------------------------
Fund                                     Sub-Advisory Fee
--------------------------------------------------------------------------------
Mid Cap Fund                             0.50%
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund*      0.55% on the first $50 million of
                                         allocated assets;
                                         0.50% on allocated assets above that
                                         amount
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund        0.50%
--------------------------------------------------------------------------------
 * Applies only to assets allocated to Turner.

DIAMOND HILL CAPITAL MANAGEMENT
-------------------------------

Diamond Hill Capital Management, Inc. ("Diamond Hill"), 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215, serves as one of the three sub-advisors to the Small Cap Value Opportunities Fund. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. As of December 31, 2006, Diamond Hill had approximately $3.7 billion in assets under management.

Ric Dillon, CFA and Thomas Schindler, CFA are co-portfolio managers of the portion of the Small Cap Value Opportunities Fund allocated to Diamond Hill.

Other Accounts. As of September 30, 2006, Mr. Dillon co-managed three other registered investment companies with approximately $1.6 billion in total assets, two unregistered pooled vehicles with total assets of approximately $177.0 million and 132 other accounts with approximately $251.7 million in total assets. With respect to the two unregistered pooled vehicles ($177.0 million in assets) and one other account ($62.3 million in assets), Diamond Hill is paid a performance-based advisory fee. None of the investment personnel receive any portion of the performance-based advisory fee directly. As of September 30, 2005, Mr. Schindler co-managed two other registered investment companies with approximately $520.4 million in total assets, and 15 other accounts with approximately $113.6 million in total assets.

Conflicts. Due to its equity product structure, Diamond Hill feels that any material conflict of interest between its various strategies and accounts is minimized. The reason being is that Diamond Hill's Select strategy pulls its ideas from within the Large Cap and Small Cap strategies. In addition, the financial services holdings within the Large Cap and Small Cap strategies must be pulled from within the Financial Long-Short strategy. Therefore, the Select strategy may not hold any security that is not already in the Large Cap, Small Cap or Financial Long-Short strategies, which avoids any preferential treatment of one strategy over another. Also, for the Long-Short strategy, no security can be shorted if it is held long in any other strategy at Diamond Hill. In regard to compensation, portfolio managers do not receive any incentive compensation that would cause them to treat one strategy or account preferentially over another strategy or account. Lastly, Diamond Hill has a trade allocation policy that addresses the issues surrounding similar holdings across different strategies/accounts to ensure fairness.

Compensation. All of the portfolio managers are paid a competitive base salary, based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of clients and fund shareholders, portfolio managers also participate in an annual cash incentive compensation program that is tied directly to long-term relative pre-tax investment performance of the portfolios they manage. Long-term is defined as the trailing five years (or since the individual became the portfolio manager of the portfolio if less than five years). Relative investment performance is measured against the respective portfolio's benchmark and/or its Morningstar or Lipper peer group.

Incentive compensation is paid annually from an incentive pool which is determined by the compensation committee of the sub-advisor's parent firm, Diamond Hill Investment Group, Inc. The compensation committee, which is comprised of outside members of the board of directors, makes its determination as to the amount of the pool based on a number of factors including overall firm investment and operating performance, market compensation data and profitability of the firm compared to similar firms. The portfolio managers are also eligible to participate in other Diamond Hill Investment Group, Inc. employee stock or cash incentive programs including 401(k) company match.

Fund Ownership. As of September 30, 2006, Messrs. Dillon and Schindler did not own any shares of the Small Cap Value Opportunities Fund.

For its services, Diamond Hill is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the Small Cap Value Opportunities Fund that is manages, as set forth below.

--------------------------------------------------------------------------------
Fund                                 Sub-Advisory Fee
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund   0.55% on the first $50 million of allocated
                                     assets;
                                     0.50% on allocated assets above that amount
--------------------------------------------------------------------------------

JAMES INVESTMENT RESEARCH
-------------------------

James Investment Research, Inc. (the "Sub-Advisor" or "JIR"), 1349 Fairground Road, Xenia, OH 45385, serves as one of the three sub-advisors to the Small Cap Value Opportunities Fund. As of December 31, 2006, JIR had approximately $2 billion in assets under management. All portfolios at JIR are team managed by the firm's Investment Committee (IC). The IC has seven members, the most senior of which is Dr. F. E. James, Ph.D.

JIR became a Sub-Advisor to the Fund as of June 20, 2007; therefore, the other account information provided for JIR is as of March 31, 2007. Dr. Frank E. James, Ph.D., co-managed five other registered investment companies with approximately $743.9 million in total assets, one unregistered pooled vehicle with approximately $9.4 million in total assets and 12 other accounts with approximately $93.4 million in total assets. Mr. Barry R. James, CFA, CIC, co-managed five other registered investment companies with approximately $743.9 million in total assets, one unregistered pooled vehicle with approximately $9.4 million in total assets and 25 other accounts with approximately $214.9 million in total assets. Ms. Ann M. Shaw, CFP, co-managed five other registered investment companies with approximately $743.9 million in total assets, one unregistered pooled vehicle with approximately $9.4 million in total assets and 49 other accounts with approximately $116.5 million in total assets. Mr. Thomas
L. Mangan co-managed five other registered investment companies with approximately $743.9 million in total assets, four unregistered pooled vehicle with approximately $561.7 million in total assets and 47 other accounts with approximately $177.9 million in total assets. Mr. David W. James co-managed five other registered investment companies with approximately $743.9 million in total assets, one unregistered pooled vehicle with approximately $9.4 million in total assets and 27 other accounts with approximately $85.8 million in total assets. Mr. R. Brian Culpepper co-managed five other registered investment companies with approximately $743.9 million in total assets, three unregistered pooled vehicle with approximately $14.1 million in total assets and 41 other accounts with approximately $34.9 million in total assets. Mr. Brian Shepardson, CFA, CIC, co-managed five other registered investment companies with approximately $743.9 million in total assets, one unregistered pooled vehicle with approximately $9.4 million in total assets and 22 other accounts with approximately $39 million in total assets.

All mutual funds and the James Market Neutral Limited Partnership are team managed, so each portfolio manager's Total Assets include all the assets in all those funds, which results in counting the same assets several times. This cannot be used to determine JIR's total assets under management due to this methodology.

As of March 31, 2007, the portfolio management team managed one account where the advisory fee included an incentive fee along with a base fee.

Compensation. The portfolio managers are compensated by salary and bonus. Salary is determined at employment and is periodically adjusted. The net, pre-tax profits of JIR are shared with its employees through the bonus based on a formula and an additional amount is contributed into a profit sharing retirement plan. The portion of JIR's profits awarded to portfolio managers as a bonus is based on the value of the assets under management by that portfolio manager, the number of accounts managed and length of service with JIR; the longer the tenure, the greater the compensation. JIR may give additional bonuses at its sole discretion or upon the advice of its Board of Directors.

Conflicts of Interest. JIR manages other accounts in the same style as this fund (including another mutual fund and other pooled funds), which could result in a conflict of interest. To address this potential conflict, JIR has adopted policies and procedures that require the aggregation of orders, whenever possible, average pricing and the pro-rata allocation of executions. JIR strives to prevent any situation where one client is advantaged or disadvantaged by another client's transactions.


In addition, JIR will frequently hold small capitalization stocks in the other styles that it manages. To prevent moving the market by its own buying and selling, JIR has adopted policies and procedures limiting the maximum amount of a company's stock it will hold firm wide.


Fund Ownership. JIR was not a Sub-Advisor to the Touchstone Small Cap Value Opportunities Fund as of March 31, 2007 and none of its portfolio managers had investments in the fund at that time.

For its services, JIR is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the Small Cap Value Opportunities Fund that is manages, as set forth below.

     ----------------------------------------------------------------------
     Fund                                        Sub-Advisory Fee
     ----------------------------------------------------------------------
     Small Cap Value Opportunities Fund          0.50%
     ----------------------------------------------------------------------

PITCAIRN INVESTMENT MANAGEMENT
------------------------------

Pitcairn Investment Management ("Pitcairn"), a registered investment adviser, is a division of Pitcairn Trust Company ("PTC"). The principal business address of Pitcairn is One Pitcairn Place, Suite 3000, Jenkintown, Pennsylvania 19046. PTC was founded in 1987, and is a state-chartered trust company formed for the purposes of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Affiliates of PTC have provided family office services, including investment advice, to high net worth individuals and their related trusts for more than 80 years. Pitcairn was originally formed as a division of PTC in order to provide investment advisory and Manager selection services to the Pitcairn Funds, and currently provides investment sub-advisory services to the Touchstone Pitcairn Funds. As a bank, within the meaning of the Investment Advisers Act of 1940, as amended, PTC is currently not required to register with the SEC as an investment adviser, and is not so registered. Beginning May 12, 2001, banks serving as advisers to mutual funds have been required to register with the SEC as investment advisers unless such services were performed through a "separately identifiable department or division," and not the bank itself, in which case the separately identifiable department or division could so register. Accordingly, Pitcairn was registered as an investment adviser with the SEC as a separately identifiable division within PTC effective March 27, 2001 pursuant to an order granted by the SEC. As of December 31, 2006, Pitcairn had approximately $669.5 million in assets under management.

A team composed of senior members of Pitcairn's investment management group manages each equity fund. These individuals serve as co-managers with equal decision-making authority. Portfolio action is taken on a consensus basis.

Other Accounts. Eric Feder and David Larrabee are the co-managers of the Diversified Growth Fund, Diversified Value Fund and the Family Heritage(R) Fund; Eric Feder and Christopher Ouimet are the co-managers of the Small Cap Fund. As of September 30, 2006, Mr. Feder co-managed the 5 registered investment companies listed above with approximately $509 million in total assets and 3 other account with approximately $163 million in total assets. As of September 30, 2006, Mr. Larrabee co-managed the 4 registered investment companies listed above with approximately $427 million in total assets and one other account with approximately $78 million in total assets. Mr. Ouimet became a co-manager of the Small Cap Fund on November 1, 2006 and at that time Mr. Ouimet managed 32 other accounts with approximately $18 million in total assets.

Effective November 3, 2006, John R. Raebiger, Jr. is the manager for the Pitcairn Taxable Bond Fund and the Tax-Exempt Bond Fund. As of that date Mr. Raebiger did not manage any other investment companies, other pooled investment vehicles or other similar accounts.

The portfolio managers manage no accounts, other than the Touchstone Pitcairn Funds, in which the fee is based upon the performance of the account.

Conflicts. While it is conceivable that a conflict of interest may arise in cases where portfolio managers are responsible for more than one product, Pitcairn believes such a conflict is mitigated to the point of being effectively eliminated due to various factors. First, in the case of equity funds, all portfolios are managed on a team basis. Also, Pitcairn's investment management process is focused on the disciplined management of portfolios within a very well defined structure. Accordingly, the inappropriate placement of a particular investment "opportunity" in a particular portfolio without an extensive review of the suitability and portfolio's risk profile should not take place. Investment decisions are always made in a portfolio context.


Compensation. Compensation of portfolio managers has three components: Base salary, incentive cash compensation and equity. In addition, portfolio managers are eligible to participate, upon the same terms as all other Pitcairn employees, in Pitcairn's defined benefits retirement plan and 401(k) plan - neither of which permits Pitcairn or other persons to exercise any relevant discretion as to a specific individual participant's benefits.


Base salary is the traditional fixed base compensation paid to an employee on a semimonthly basis.

Incentive cash compensation is paid each year with the amount based upon two factors: a target percentage of base salary and a success factor. The success factor is calculated at the close of each calendar year and is based upon two criteria: investment performance (80%) and adherence to Pitcairn's investment management policies (20%). The investment performance measure is based upon a number of criteria including performance of each portfolio versus benchmarks as well as peer groups. The measures of performance in the aggregate determine the amount of cash incentive compensation to be awarded to the group. The award recommended for each professional is based upon various measurements of their contribution to overall performance, which ultimately determines his or her individual success score. Success scores may exceed 100%. Minimum success is zero. The ultimate payment of incentive cash compensation is funded from the profits of Pitcairn, based upon a formula approved in advance by Pitcairn's Board of Directors through its Compensation Committee.

The third component of compensation is equity in Pitcairn Financial Group, Inc. (which wholly owns Pitcairn Trust Company), via issuance of restricted stock. All Pitcairn officers participate in the restricted stock plan. Each professional has an annual target for potential awards of stock denominated as a percentage of base salary. Each year's ultimate award is based upon a percentage-success score that is determined based upon the accomplishment of a series of corporate goals for Pitcairn Financial Group that are set at the beginning of each calendar year. Investment performance is always an important part of those goals. Percentage success for each year is based upon the aggregate success versus corporate goals and is the same for all participants.

Shares are awarded early in each calendar year for business plan success in the prior year. Those shares then vest at a rate of 20% each year. While the plan provides for some liquidity under very limited circumstances, the objective is for shares to be retained until termination of employment.

Fund Ownership. The following table indicates the dollar range of shares beneficially owned by each of the Touchstone Pitcairn Fund's portfolio managers as of September 30, 2006 (as of November 3, 2006 with respect to Mr. Raebiger and as of December 31, 2006 for Mr. Ouimet).

-------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER           FUND                                   DOLLAR RANGE OF FUND SHARES OWNED
-------------------------------------------------------------------------------------------------------------
John R. Raebiger, Jr.       Pitcairn Taxable Bond Fund             None

                            Tax-Exempt Bond Fund                   None
-------------------------------------------------------------------------------------------------------------
Eric Feder                  Diversified Growth Fund                $10,001-$50,000

                            Diversified Value Fund                 $10,001-$50,000

                            Family Heritage(R) Fund                $10,001-$50,000

                            Small Cap Fund                         $1-$10,000
-------------------------------------------------------------------------------------------------------------
David Larrabee              Diversified Growth Fund                None

                            Diversified Value Fund                 $10,001-$50,000

                            Family Heritage(R) Fund                $50,001-$100,000

-------------------------------------------------------------------------------------------------------------
Christopher P. Ouimet       Small Cap Fund                         $1-$10,000
-------------------------------------------------------------------------------------------------------------

For its services, Pitcairn is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Touchstone Pitcairn Fund, as set forth below.

--------------------------------------------------------------------------------
Fund                           Sub-Advisory Fee
--------------------------------------------------------------------------------
                               0.55% on the first $150 million of assets; 0.40%
                               on the value of assets above that
Diversified Value Fund         amount
--------------------------------------------------------------------------------
                               0.55% on the first $102 million of assets; 0.40%
Diversified Growth Fund        on the value of assets above that amount
--------------------------------------------------------------------------------
                               0.55% on the first $90 million of assets; 0.45%
Small Cap Fund                 on the value of assets above that amount
--------------------------------------------------------------------------------
                               0.70% on the first $127 million of assets; 0.45%
Family Heritage(R) Fund        on the value of assets above that amount
--------------------------------------------------------------------------------
                               0.30% on the first $43 million of assets; 0.25%
Pitcairn Taxable Bond Fund     on the value of assets above that amount
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund           0.25% on the value of the assets in the Fund
--------------------------------------------------------------------------------

SANDS CAPITAL MANAGEMENT
------------------------

Sands Capital Management, LLC ("Sands Capital Management"), located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as investment sub-advisor to the Sands Capital Select Growth Fund. As a sub-advisor, Sands Capital Management makes investment decisions for the Fund. As of December 31, 2006, Sands Capital Management had approximately $19.6 billion in assets under management.

Other Accounts. Sands Capital employs a single investment strategy - the Sands Capital Large Cap Growth Equity strategy - for its client portfolios, including funds as well as institutional and individual accounts.

The Sands Capital Select Growth Fund is managed by Frank M. Sands, Sr., CFA; Frank M. Sands, Jr., CFA; and David E. Levanson, CFA. Messrs. Sands, Sands and Levanson also manage other mutual funds as well as separate accounts. As of September 30, 2006, the investment team managed or sub-advised 7 registered mutual funds with approximately $3.3 billion in total assets, and 1,388 separate accounts totaling $14.5 billion in assets. This separate account number counts each separately managed account program (or "wrap" program) as one account. As of September 30, 2006, Sands Capital participated in five separately managed account programs in which there were approximately 4,151 underlying accounts. The investment team also managed 7 unregistered pooled vehicles with total assets of approximately $705 million. With respect to such accounts, 7 accounts, with assets of approximately $1.5 billion, pays Sands Capital a fee based upon the performance of the account in addition to a base fee.

Conflicts. As an investment adviser to a variety of clients, Sands Capital recognizes there are actual or potential conflicts of interest inherent in our business. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the allocation and execution of investment opportunities, multiple fee arrangements, and personal trading. Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital's policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation. All Sands Capital employees receive a base salary commensurate with their level of experience. Sands Capital's goal is to maintain competitive base salaries through an ongoing review of industry standards, market conditions, and salary surveys. Employees also receive a qualitative bonus based on an annual evaluation of the employee's individual performance, based on their job responsibilities. In addition, employees are eligible for equity ownership; equity owners share in the profits of Sands Capital's profits. Employees also may participate in a 401(k)/profit sharing plan. The 401(k)/profit sharing plan is a discretionary vehicle funded by both the individual and Sands Capital.

Investment professionals may also receive an investment results bonus. The investment results bonus is based upon one, three and five-year components, calculated by reference to the relative performance of Sands Capital's Tax Exempt Institutional Equity Composite and the Russell 1000 Growth index over rolling one, three and five year periods.

Fund Ownership. As of September 30, 2006 Frank Sands, Sr., Frank Sands, Jr. and David Levanson did not own any shares of the Sands Capital Select Growth Fund.

Set forth below is information about the sub-advisory fee arrangements of the Sands Capital Select Growth Fund. The "Highest/Lowest Possible Sub-Advisory Fee" column in the table that follows represents the maximum and minimum amount that Sands Capital may receive pursuant to the sub-advisory agreement. Sands Capital's performance adjustment with respect to the Sands Capital Select Growth Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Sands Capital's base fee.

-----------------------------------------------------------------------------------------------------
                                 REQUIRED                             ANNUAL         HIGHEST/LOWEST
                                 EXCESS         BASE SUB-ADVISORY     ADJUSTMENT     POSSIBLE SUB-
FUND             BENCHMARK       PERFORMANCE    FEE                   RATE           ADVISORY FEE
-----------------------------------------------------------------------------------------------------
Sands Capital    Russell 1000    +/- 2.50%      0.50% on the first    +/- 0.15%      0.65% / 0.35%
Select           Growth Index                   $100 million of
Growth Fund                                     assets; 0.45% on
                                                the value of assets
                                                above that amount
-----------------------------------------------------------------------------------------------------

AXA ROSENBERG INVESTMENT MANAGEMENT
-----------------------------------

AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), 4 Orinda Way, Building E, Orinda, CA 94563, serves as sub-advisor to the International Equity Fund. AXA Rosenberg, founded in the U.S. in 1985, is wholly owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P. AXA IM Rose, Inc. is wholly owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA France IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly). Rosenberg Alpha L.P. is controlled by Barr Rosenberg, as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg. As of December 31, 2006, AXA Rosenberg had approximately $120 billion in assets under management.

A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and the day-to-day portfolio management operations of the International Equity Fund. Dr. William Ricks has overall responsibility for the implementation of AXA Rosenberg's investment strategies.

Other Accounts. September 30, 2006, Dr. Ricks was responsible for the day-to-day management of 15 investment companies with total assets of approximately $4.8 billion, 13 other pooled investment vehicles (including separate accounts and hedge funds) with total assets of approximately $1.9 billion and 122 other accounts with total assets of approximately $17.9 billion. One other pooled investment vehicle (assets of $13.6 million) and 33 other accounts (assets of $7.2 billion) pay a performance-based advisory fee.

Conflicts. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where there is a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Dr. Ricks' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Fund, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. As discussed above, AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. A potential conflict of interest may arise as a result of Dr. Ricks' access to information regarding the size, timing, and possible market impact of Fund trades. It is theoretically possible that he could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. However, AXA Rosenberg believes that its investment approach and policies and procedures are reasonably designed to allocate investment opportunities on a fair and equitable basis over time to prevent such actions.


Investment Opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may arise as a result of Dr. Ricks' management of the Fund and other accounts which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Fund, especially where AXA Rosenberg receives, or expects to receive, greater compensation from its management of the other accounts than the Fund. It is AXA Rosenberg's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.


Compensation. AXA Rosenberg compensates Dr. Ricks for his management of the Fund. His compensation consists of a fixed annual salary, a subjective annual bonus, as well as deferred compensation. AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with AXA Rosenberg and management and supervisory responsibilities are relevant to compensation decisions.

Fund Ownership. As of September 30, 2006, Dr. Ricks did not own any shares of the International Equity Fund.

For its services, AXA Rosenberg is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the International Equity Fund, as set forth below.

--------------------------------------------------------------------------------
Fund                             Sub-Advisory Fee
--------------------------------------------------------------------------------
International Equity Fund        0.50% on the first $200 million of assets;
                                 0.40% on the value of assets above that amount
--------------------------------------------------------------------------------

TOUCHSTONE ADVISORS
-------------------

Touchstone Advisors, Inc. ("Touchstone Advisors"), 303 Broadway, Suite 1100, Cincinnati, OH 45202, serves as the investment advisor to the Touchstone Strategic Value and High Income Fund. James Grifo and William Dent are the co-portfolio managers for the Fund.

Other Accounts. Mr. Grifo and Mr. Dent do not serve as the portfolio managers for any other accounts. However, in their capacity as officers of Touchstone Advisors, Mr. Grifo and Mr. Dent are responsible for the selection and oversight of sub-advisors who manage the assets of other Touchstone mutual funds and variable annuity sub-accounts.

Conflicts. Touchstone Advisors believes that material conflict of interest do not occur in the management of this investment strategy. Touchstone Advisors does receive advisory fees for the investment advisory and administration services provided to the underlying funds invested in by the Strategic Value and High Income Fund. These fees vary by fund, and therefore Touchstone Advisors may receive greater income by selecting certain Touchstone Funds in greater portion than others. However, the co-portfolio managers do not receive direct incentive compensation for the advisory and administrative fees collected by Touchstone Advisors.

Compensation. The portfolio managers, in their capacity as officers of Touchstone Advisors, are paid a base salary, based on experience, external market comparisons to other positions, and other business factors. Additionally, they participate in an annual cash incentive compensation program indirectly tied to the financial performance of Touchstone Advisors as an operating business entity. Retirement plan and health care benefits are also provided.

Fund Ownership. As of February 1, 2007, Mr. Grifo and Mr. Dent did not own shares of the Touchstone Strategic Value and High Income Fund.

THE ADMINISTRATOR

The Trust and the Advisor have entered into an administration agreement (the "Administration Agreement") that appoints the Advisor as the administrator (the "Administrator") for the Trust. The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting and fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of $10 billion. Aggregate net assets include the average daily net assets of all series of the Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Investment Trust, except the TINT Institutional Money Market Fund. However, the Trust and the Advisor have entered into an Administration Fee Waiver Agreement that provides that the Advisor will maintain an administration fee rate of 0.1460% for the Trust until March 1, 2008.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust. The Administrator has appointed JPMorgan Chase Bank, N.A. ("JPMorgan"), 303 Broadway, Cincinnati, Ohio 45202 as the Trust's sub-administrator. JPMorgan prepares and effects regulatory filings for the Trust, prepares and distributes materials for Board meetings, works with the Administrator to resolve any daily pricing issues, reviews daily reports by existing service providers and performs other duties as requested by the Administrator. JPMorgan also provides accounting and pricing services to the Funds. The sub-administration fees for JPMorgan are paid by the Administrator.

For the fiscal years ended September 30, 2004, 2005 and 2006, the Trust paid the following administrative fees (net of waivers):

--------------------------------------------------------------------------------
                                    ADMINISTRATIVE FEES PAID
                                    --------------------------------------------
FUND                                2004            2005                2006
--------------------------------------------------------------------------------
Value Opportunities Fund            $81,231         $143,187            $163,704
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund    $715,165        $759,991            $481,047
--------------------------------------------------------------------------------
Clover Core Fixed Income
Fund                                $52,489         $43,300             $36,534
--------------------------------------------------------------------------------
Ultra Short Duration Fixed
Income Fund                         $599,320        $518,013            $329,279
--------------------------------------------------------------------------------
Short Duration Fixed Income
Fund                                $299,547        $205,706            $134,834
--------------------------------------------------------------------------------
Healthcare and Biotechnology
Fund                                $33,931         $62,834             $92,454
--------------------------------------------------------------------------------
Small Cap Value Opportunities
Fund                                $25,070         $43,413             $267,141
--------------------------------------------------------------------------------
Strategic Value and High
Income Fund                         $5,047          $1,310              $2,320
--------------------------------------------------------------------------------
Diversified Value Fund              $125,921        $238,877            $241,440
--------------------------------------------------------------------------------
Diversified Growth Fund             $86,082         $165,437            $170,869
--------------------------------------------------------------------------------
Small Cap Fund                      $77,532         $141,583            $129,535
--------------------------------------------------------------------------------
Family Heritage Fund                $71,391         $120,679            $121,028
--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund          $63,122         $70,904             $67,429
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund                $94,703         $169,570            $166,912
--------------------------------------------------------------------------------
Sands Capital Select Growth
Fund                                $76,571         $231,147            $632,145
--------------------------------------------------------------------------------
International Equity Fund           $89,102         $174,355            $204,877
--------------------------------------------------------------------------------

* The administration fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2006.

For the fiscal year ended December 31, 2004, the fiscal periods from January 1, 2005 through September 30, 2005 and the fiscal year ended September 30, 2006, the Mid Cap Fund paid the following administrative fees (net of waivers):

--------------------------------------------------------------------------------
                                 ADMINISTRATIVE FEES PAID
                                 -----------------------------------------------
FUND                             2004               2005                2006
--------------------------------------------------------------------------------
Mid Cap Fund (1)                 N/A                $508                $12,812
--------------------------------------------------------------------------------


      (1) The predecessor CIP Midcap Core Portfolio was not subject to separate administrative fees under the previous unified fee structure.

Effective November 20, 2006, JPMorgan began serving as the Trust's transfer agent (the "Transfer Agent"). JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund, plus out of-pocket expenses. The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Effective November 20, 2006, JPMorgan began providing compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement. For providing compliance services to the Trust, the Funds pay an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement.

DISTRIBUTION AND SHAREHOLDER SERVICES

Touchstone Securities, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds. The Distributor's principal place of business is 303 Broadway, Cincinnati Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. As compensation for providing the services under the Distribution Agreement, the Distributor receives distribution and service fees, contingent deferred sales charges and front-end sales charges. The Distributor may re-allow any or all of the distribution or service fees, contingent deferred sales charges or front-end sales charges to such brokers, dealers and other financial institutions and intermediaries as the Distributor may from time to time determine. Prior to March 1, 2006, the distributor was Constellation Investment Distribution Company, Inc.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is the President of the Distributor and an officer of affiliates of the Distributor. Mr. Barrett may be deemed to be an affiliate of the Distributor because he is President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Distributor, and an officer of other affiliates of the Distributor. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION AND SHAREHOLDER SERVICE ARRANGEMENTS.

Certain Classes have adopted a distribution and/or shareholder servicing plan for Shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account. The Distributor may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

CLASS II SHARES. Certain Funds have adopted a plan of distribution and shareholder service (the "Class II Plan") under which the Distributor is paid up to, but not exceeding one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments. Class II Shares of the Pitcairn Taxable Bond Fund are subject to the Class II Plan.

CLASS A SHARES. Certain Funds have adopted a plan of distribution and shareholder service (the "Class A Plan") under which the Distributor is paid up to, but not exceeding twenty-five basis points (0.25%) for distribution payments. Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%. Class A Shares of the following Funds are subject to the Class A Plan: Diversified Growth Fund, Diversified Small Cap Value Fund, Diversified Value Fund, Family Heritage(R) Fund, Healthcare and Biotechnology Fund, International Equity Fund, Mid Cap Fund, Small Cap Fund, Small Cap Value Opportunities Fund, Strategic Value and High Income Fund, Tax-Exempt Bond Fund, Value Opportunities Fund and Premium Yield Equity Fund.

CLASS C SHARES. Certain Funds have adopted a plan of distribution and shareholder service (the "Class C Plan") under which the Distributor is paid up to, but not exceeding one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments. Class C Shares of the following Funds are subject to the Class C Plan: Diversified Small Cap Value Fund, Diversified Value Fund, Family Heritage(R) Fund, Healthcare and Biotechnology Fund, International Equity Fund, Mid Cap Fund, Small Cap Fund, Small Cap Value Opportunities Fund, Strategic Value and High Income Fund, Value Opportunities Fund and Premium Yield Equity Fund.

CLASS Z SHARES. Certain Funds have adopted a shareholder service plan (the "Class Z Plan") under which the Distributor is paid up to, but not exceeding twenty-five basis points (0.25%) for shareholder service fees. Class Z Shares of the following Funds are subject to the Class Z Plan: Diversified Small Cap Value Fund, Mid Cap Fund, Sands Capital Select Growth Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund, Ultra Short Duration Fixed Income Fund and Value Opportunities Fund.

GENERAL INFORMATION. In connection with the distribution of Shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating shareholders that invest in Shares;
(ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers; (iv) responding inquires from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.

Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder and John F. Barrett, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

For the fiscal year ended September 30, 2006, the Funds paid the following in Distribution and Shareholder Servicing fees:

----------------------------------------------------------------------------------------------------------------------
                                                2006
                                               -----------------------------------------------------------------------
FUND                                            DISTRIBUTION FEES PAID          SHAREHOLDER SERVICING FEES PAID
----------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                        $0                              $0
----------------------------------------------------------------------------------------------------------------------
Diversified  Small Cap Value Fund               $0                              $0
----------------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund                   $0                              $0
----------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund          $0                              $0
----------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                $0                              $0
----------------------------------------------------------------------------------------------------------------------
Diversified Value Fund                          $0                              $413,588
----------------------------------------------------------------------------------------------------------------------
Diversified Growth Fund                         $0                              $292,706
----------------------------------------------------------------------------------------------------------------------
Small Cap Fund                                  $0                              $221,888
----------------------------------------------------------------------------------------------------------------------
Family Heritage(R) Fund                         $0                              $207,316
----------------------------------------------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund*                     $0                              $115,502
----------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund                            $0                              $285,928
----------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                $0                              $695,414
----------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                    $0                              $75
----------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund               $0                              $158,379
----------------------------------------------------------------------------------------------------------------------
International Equity Fund                       $0                              $350,873
----------------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund              $0                              $457,896
----------------------------------------------------------------------------------------------------------------------
Strategic Value and High Income Fund            $0                              $0
----------------------------------------------------------------------------------------------------------------------

* Except for the Pitcairn Taxable Bond Fund, the Funds are no longer subject to the Class II Plan.

**The distribution and shareholder servicing fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2006.

TRUSTEES AND OFFICERS OF THE TRUST


The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Tax-Free Trust and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios). The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."


-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1):
-----------------------------------------------------------------------------------------------------------------------------------
          NAME              POSITION      TERM OF     PRINCIPAL OCCUPATION(S) DURING       NUMBER          OTHER DIRECTORSHIPS
         ADDRESS              HELD        OFFICE            PAST 5 YEARS                  OF FUNDS               HELD(4)
           AGE                WITH          AND                                           OVERSEEN
                             TRUST        LENGTH                                           IN THE
                                          OF TIME                                        TOUCHSTONE
                                         SERVED(2)                                          FUND
                                                                                         COMPLEX(3)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder           Trustee     Until          Senior Vice President of The            53        Director of LaRosa's (a
Touchstone                 and         retirement     Western and Southern Life                         restaurant chain).
Advisors, Inc              President   at age 75 or   Insurance Company.  President
303 Broadway                           until she      and a director of IFS
Cincinnati, OH                         resigns or     Financial Services, Inc. (a
Year of Birth: 1955                    is removed     holding company).  She is a
                                                      director of Capital Analysts
                                       Trustee        Incorporated (an investment
                                       since 2006     advisor and broker-dealer),
                                                      IFS Fund Distributors, Inc. (a
                                                      broker-dealer), Touchstone
                                                      Advisors, Inc. (the Trust's
                                                      investment advisor and
                                                      administrator) and Touchstone
                                                      Securities, Inc. (the Trust's
                                                      distributor).  She is also
                                                      President and a director of
                                                      IFS Agency Services, Inc. (an
                                                      insurance agency), W&S
                                                      Financial Group Distributors,
                                                      Inc. (an annuity distributor)
                                                      and IFS Systems, Inc.  She is
                                                      Senior Vice President and a
                                                      director of W&S Brokerage
                                                      Services, Inc. (a
                                                      broker-dealer). She is
                                                      President and Chief Executive
                                                      Officer of Integrity Life
                                                      Insurance Company and National
                                                      Integrity Life Insurance
                                                      Company.  She is President of
                                                      Touchstone Tax-Free Trust,
                                                      Touchstone Investment Trust,
                                                      Touchstone Variable Series
                                                      Trust, Touchstone Strategic
                                                      Trust, Touchstone Funds Group
                                                      Trust and Touchstone
                                                      Institutional Funds Trust.
                                                      She was President of
                                                      Touchstone Advisors, Inc., and
                                                      Touchstone Securities, Inc.
                                                      until 2004.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
John F. Barrett          Trustee     Until          Chairman of the Board, President         53       Director of The Andersons
The Western and                      retirement     and Chief Executive Officer of                    (an agribusiness and
Southern Life                        at age 75 or   The Western and Southern Life                     retailing company);
Insurance Company                    until he       Insurance Company, Western-                       Convergys Corporation (a
400 Broadway                         resigns or     Southern Life Assurance Company                   provider of business
Cincinnati, OH                       is removed     and Western & Southern Financial                  support systems and
Year of Birth: 1949                                 Group, Inc.; Director and                         customer care operations)
                                     Trustee        Chairman of Columbus Life                         and Fifth Third Bancorp.
                                     since 2007     Insurance Company; Fort
                                                    Washington Investment Advisors,
                                                    Inc., Integrity Life Insurance
                                                    Company and National Integrity
                                                    Life Insurance Company; Director
                                                    of Eagle Realty Group, Inc. and
                                                    Eagle Realty Investments, Inc.;
                                                    Director, Chairman and CEO of
                                                    WestAd, Inc.; President and
                                                    Trustee of Western & Southern
                                                    Financial Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
       NAME              POSITION      TERM OF     PRINCIPAL OCCUPATION(S) DURING          NUMBER          OTHER DIRECTORSHIPS
      ADDRESS              HELD        OFFICE               PAST 5 YEARS                  OF FUNDS               HELD(4)
        AGE                WITH          AND                   5 YEARS                    OVERSEEN
                          TRUST        LENGTH                                              IN THE
                                       OF TIME                                           TOUCHSTONE
                                      SERVED(2)                                             FUND
                                                                                         COMPLEX(3)
-----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee     Until          President and Chief Executive            53       Director of the Federal
105 East Fourth Street               retirement     Officer of Cox Financial Corp.                    Reserve Bank of Cleveland
Cincinnati, OH                       at age 75 or   (a financial services company).                   and Duke Energy (a utility
Year of Birth: 1947                  until he                                                         company); Chairman of The
                                     resigns or                                                       Cincinnati Bell Telephone
                                     is removed                                                       Company LLC; Director of
                                                                                                      The Timken Company (a
                                     Trustee                                                          manufacturer of bearings,
                                     since 2006                                                       alloy steels and related
                                                                                                      products and services);
                                                                                                      Director of Diebold,
                                                                                                      Incorporated (a provider of
                                                                                                      integrated self-service
                                                                                                      delivery and security
                                                                                                      systems).
-----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee     Until          Principal of HJL Enterprises (a          53       None
c/o Touchstone                       retirement     privately held investment
Advisors, Inc.                       at age 75 or   company).
303 Broadway                         until he
Cincinnati, OH                       resigns or
Year of Birth: 1938                  is removed

                                     Trustee
                                     since 2007
-----------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann       Trustee     Until          Executive for Duro Bag                   53       Trustee of Jewish Hospital,
c/o Touchstone                       retirement     Manufacturing Co. (a bag                          Greater Cincinnati Arts &
Advisors, Inc.                       at age 75 or   manufacturer);  President of                      Education Center and
303 Broadway                         until he       Shor Foundation for Epilepsy                      Cincinnati Arts Association.
Cincinnati, OH                       resigns or     Research (a charitable
Year of Birth: 1938                  is removed     foundation);  Trustee of
                                                    Riverfront Funds (mutual funds)
                                     Trustee        from 1999 - 2004.
                                     since 2006
-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg      Trustee     Until          Retired Partner of KPMG LLP (a           53       Trustee of Tri-Health
c/o Touchstone                       retirement     certified public accounting                       Physician Enterprise
Advisors, Inc.                       at age 75 or   firm).  He is Vice President of                   Corporation.
303 Broadway                         until he       St. Xavier High School.
Cincinnati, OH                       resigns or
Year of Birth: 1934                  is removed

                                     Trustee
                                     since 2006
-----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee     Until          CEO, Chairman and Director of            53       Director of QMed
c/o Touchstone                       retirement     Avaton, Inc. (a wireless                          (a health care management
Advisors, Inc.                       at age 75 or   entertainment company) until                      company).
303 Broadway                         until he       2006.  President of Cincinnati
Cincinnati, OH                       resigns or     Biomedical (a life science and
Year of Birth: 1948                  is removed     economic development company).
                                                    CEO, Chairman and Director of
                                     Trustee        Astrum Digital Information (an
                                     since 2007     information monitoring company)
                                                    from 2000 until 2001.
-----------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of the Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Advisor and the Distributor, and an officer of other affiliates of the Advisor and the Distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 18 series of the Trust, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 15 variable annuity series of Touchstone Variable Series Trust and 3 series of Touchstone Institutional Funds Trust.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone Institutional Funds Trust.

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
-----------------------------------------------------------------------------------------------------------------------------------
        NAME            POSITION       TERM OF              PRINCIPAL OCCUPATION(S) DURING       NUMBER OF       OTHER
      ADDRESS          HELD WITH      OFFICE AND                     PAST 5 YEARS                FUNDS           DIRECTORSHIPS
        AGE             TRUST(1)      LENGTH OF                                                  OVERSEEN IN     HELD
                                         TIME                                                    THE
                                        SERVED                                                   TOUCHSTONE
                                                                                                 FUND
                                                                                                 COMPLEX(2)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder      President     Until              See biography above.                            53        See biography
Touchstone            and Trustee   resignation,                                                                 above.
Advisors, Inc.                      removal or
303 Broadway                        disqualification
Cincinnati, OH
Year of Birth: 1955                 President
                                    since
                                    2004;
                                    President
                                    from 2000-2002
-----------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch       Vice          Until              Senior Vice President-Compliance of IFS         53        None
Touchstone            President and resignation,       Financial Services, Inc., Director of
Advisors, Inc.        Chief         removal or         Compliance of W&S Brokerage Services,
303 Broadway          Compliance    disqualification   Inc.; Chief Compliance Officer of
Cincinnati, OH        Officer                          Puglisi & Co. from 2001 until 2002.
Year of Birth: 1956                 Vice
                                    President
                                    since 2003
-----------------------------------------------------------------------------------------------------------------------------------
James H. Grifo        Vice          Until              President of Touchstone Securities,             53        None
Touchstone            President     resignation,       Inc. and Touchstone Advisors, Inc.;
Securities, Inc.                    removal or         Managing Director, Deutsche Asset
303 Broadway                        disqualification   Management until 2001.
Cincinnati, OH
Year of Birth: 1951                 Vice
                                    President
                                    since 2004
-----------------------------------------------------------------------------------------------------------------------------------
William A. Dent       Vice          Until              Senior Vice President of Touchstone             53        None
Touchstone            President     resignation,       Advisors, Inc.; Marketing Director of
Advisors, Inc.                      removal or         Promontory Interfinancial Network from
303 Broadway                        disqualification   2002-2003.
Cincinnati, OH
Year of Birth: 1963                 Vice
                                    President
                                    since 2004
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Gregory A. Harris     Vice          Until              Vice President-Fund Administration of           53        None
Touchstone            President     resignation,       Touchstone Investments; Managing
Advisors, Inc.                      removal or         Director, Fund Project Services, Inc.
303 Broadway                        disqualification   1998 - 2007.
Cincinnati, OH
Year of Birth: 1968                 Vice
                                    President
                                    since 2007
-----------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft  Controller    Until              Senior Vice President, Chief Financial          53        None
Touchstone            and           resignation,       Officer and Treasurer of IFS Fund
Advisors, Inc.        Treasurer     removal or         Distributors, Inc.; Senior Vice
303 Broadway                        disqualification   President and Chief Financial Officer
Cincinnati, OH                                         of W & S Brokerage Services, Inc.;
Year of Birth: 1962                 Controller         Chief Financial Officer of IFS
                                    since              Financial Services, Inc., Touchstone
                                    2000               Advisors, Inc. and Touchstone
                                                       Securities, Inc.; Senior Vice President
                                    Treasurer          and Chief Financial Officer of Fort
                                    since              Washington Investment Advisors, Inc.;
                                    2003               Assistant Treasurer of Fort Washington
                                                       Capital Partners, LLC.; Assistant
                                                       Treasurer for Tristate Ventures, LLC.
                                                       She served as Senior Vice President,
                                                       Chief Financial Officer and Treasurer
                                                       of Integrated Investment Services, Inc.
                                                       up to April 2007.
-----------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton         Secretary     Until              Assistant Vice President and Senior             53        None
JPMorgan                            resignation,       Counsel at JPMorgan Chase Bank, N.A
303 Broadway                        removal or
Cincinnati, OH                      disqualification
Year of Birth: 1970
                                    Secretary
                                    since
                                    2006.
                                    Assistant
                                    Secretary
                                    from
                                    2002 - 2006
-----------------------------------------------------------------------------------------------------------------------------------


(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust and Touchstone Institutional Funds Trust.

(2) The Touchstone Fund Complex consists of 18 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 8 series of Touchstone Strategic Trust, 15 variable annuity series of Touchstone Variable Series Trust and 3 series of Touchstone Institutional Funds Trust.

TRUSTEE COMPENSATION

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2006. The Trustees began serving on the Board on March 1, 2006, with the exception of Messrs. Barrett, Lerner and Zanotti which began serving on the Board February 5, 2007.

--------------------------------------------------------------------------------------------------------------------------
                              AGGREGATE
                              COMPENSATION FROM THE
                              TRUST FOR THE FISCAL        TOTAL COMPENSATION FROM THE TOUCHSTONE FUND COMPLEX(2)
                              YEAR ENDED SEPTEMBER        FOR THE FISCAL YEAR ENDED
NAME                          30, 2006                    SEPTEMBER 30, 2006
--------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder              $0.00                       $0.00
--------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox(1)             $34,750                     $81,050
--------------------------------------------------------------------------------------------------------------------------
Donald Siekmann(1)            $35,250                     $75,550
--------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg(1)        $37,500                     $86,800
--------------------------------------------------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

(2) The Touchstone Fund Complex consists of 18 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 8 series of Touchstone Strategic Trust, 15 variable annuity series of Touchstone Variable Series Trust and 3 series of Touchstone Institutional Funds Trust.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Siekmann, Stautberg and Zanotti are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended September 30, 2006, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox and Lerner are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. The Governance Committee was formed in February 2007 and therefore did not hold any meetings during the fiscal year ended September 30, 2006.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Phillip R. Cox, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUND COMPLEX

The following table reflects the Trustees' beneficial ownership in the Trust and the Touchstone Fund Complex as of December 31, 2006.

--------------------------------------------------------------------------------
                                Dollar Range        Aggregate Dollar Range of
                               of Securities       Securities in the Touchstone
                                in the Trust             Fund Complex(1)
--------------------------------------------------------------------------------
Jill T. McGruder               None                 Over $100,000
John F. Barrett                None                 Over $100,000
Phillip R. Cox                 None                 Over $100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
H. Jerome Lerner               None                 Over $100,000
Donald C. Siekmann             None                 Over $100,000
Robert E. Stautberg            None                 Over $100,000
John P. Zanotti                None                 $50,001 - $100,000
--------------------------------------------------------------------------------

(1) The Touchstone Fund Complex consists of 18 series of the Trust, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 15 variable annuity series of Touchstone Variable Series Trust and 3 series of Touchstone Institutional Funds Trust.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through JPMorgan P.O. Box 5354 Cincinnati, OH 45201-5354, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would have to pay brokerage costs to sell the securities distributed to you.

Each Fund's net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Advisor, Turner, Clover Capital, Chartwell, Pitcairn, Sands Capital Management, AXA Rosenberg, Diamond Hill, JIR, the Administrator, the Transfer Agent and/or the Fund's Custodian are not open for business.

The Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's NAV next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

CLASS A SHARES. Class A shares are not at NAV plus an initial sales charge as shown in the table below. In some cases the initial sales charge for purchases of Class A shares may be waived or reduced, as described in the Prospectuses.

SALES CHARGE FOR EQUITY AND BALANCED FUNDS:

-------------------------------------------------------------------------------------------------------------
Amount of Investment                            Percentage of      Which Equals this        Dealer
                                                Offering Price     Percentage of            Reallowance
                                                Deducted for       Your Net                 as Percentage
                                                Sales Charge       Investment               of Offering
                                                                                            Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%              6.10%                    5.00%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                  4.50%              4.71%                    3.75%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                 3.50%              3.63%                    2.75%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                 2.95%              3.04%                    2.25%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000               2.25%              2.30%                    1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 or more                              None               None                     None
-------------------------------------------------------------------------------------------------------------

SALES CHARGE FOR BOND FUNDS

-------------------------------------------------------------------------------------------------------------
Amount of Investment                            Percentage of      Which Equals this        Dealer
                                                Offering Price     Percentage of            Reallowance
                                                Deducted for       Your Net                 as Percentage
                                                Sales Charge       Investment               of Offering
                                                                                            Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000                               4.75%              4.99%                    4.00%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                  4.50%              4.71%                    3.75%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                 3.50%              3.63%                    2.75%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                 2.95%              3.04%                    2.25%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000               2.25%              2.30%                    1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 or more                              None               None                     None
-------------------------------------------------------------------------------------------------------------

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                                Dealer Fee
--------------------                                -----------
$1 million but less than $3 million                    1.00%
$3 million but less than $5 million                    0.75%
$5 million but less than $25 million                   0.50%
$25 million or more                                    0.25%

The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a CDSC of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A shares" below.

CLASS C SHARES. Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

CLASS Y SHARES. Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution. Class Y shares may also be purchased directly through the Distributor.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

o Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2

GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

EXAMPLES. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

PURCHASE AND REDEMPTION INFORMATION

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members) of Western & Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Class Y shares of the Funds.

WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. purchases by any employees of JPMorgan (formerly Integrated Investment Services, Inc.) who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

WAIVER OF CLASS A SALES CHARGE FOR FORMER CONSTELLATION SHAREHOLDERS. Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment objectives and is otherwise acceptable to the Advisor.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's NAV at the beginning of such period.

UNCASHED DISTRIBUTION CHECKS. If you have chosen to receive your distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and any future distributions will automatically be reinvested. No interest will accrue on amounts represented by uncashed distribution checks.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate net asset value. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Prospectus. The discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Internal Revenue Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Internal Revenue Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts) and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers, or securities of one or more publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax but can make no assurances that all such tax will be eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund's income, less expenses incurred in the operation of such Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by Funds which invest entirely in debt securities and instruments, all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund designates its distributions as qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporation incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. The maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

For corporate investors in some of the Funds, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Funds' transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

With respect to investments in STRIPS, TRs, TIGRs, LYONs, CATS and other Zero Coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the investment adviser would not have chosen to sell securities and which may result in taxable gain or loss.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Internal Revenue Code and applicable tax regulations. At September 30, 2006, the following Funds had capital loss carryforwards available to offset future realized capital gains as shown in the table below:

--------------------------------------------------------------------------------
Fund                                       Amount of Capital Loss Carryforwards
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund              $4,682
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund     $7,077,054
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund           $3,118,193
--------------------------------------------------------------------------------
Diversified Growth Fund                    $65,948,915
--------------------------------------------------------------------------------
Family Heritage(R) Fund                    $11,179,823
--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund                 $602,283
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund           $28,823,241
--------------------------------------------------------------------------------
Mid Cap Fund                               $8,814
--------------------------------------------------------------------------------

The Touchstone Tax-Exempt Bond Fund intends to satisfy conditions (including requirements as to the proportion of its assets invested in municipal obligations) that will enable it to designate distributions from the interest income generated by investments in municipal obligations as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax.

If the Touchstone Tax-Exempt Bond Fund purchases a municipal obligation at a market discount, any gain realized by the Fund upon sale or redemption of the municipal obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Because the taxable portion of the Touchstone Tax-Exempt Bond Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.

It may not be advantageous from a tax perspective for shareholders in the Touchstone Tax-Exempt Bond Fund to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

Because the Touchstone Tax-Exempt Bond Fund may invest in private activity bonds (within the meaning of Section 141 of the Internal Revenue Code), the interest on which is not federally tax-exempt to person who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations that meet the definition of private activity bonds under the Internal Revenue Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Touchstone Tax-Exempt Bond Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations required to be included in calculating the federal alternative minimum tax. In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculation a corporation's adjusted current earnings.

Tax-exempt income, including exempt-interest dividends paid by the Touchstone Tax-Exempt Bond Fund, are taken into account in determining whether a portion of a shareholder's social security or railroad retirement benefits will be subject to federal income tax.

The Internal Revenue Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any mutual fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interests dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purposed of purchasing or carrying particular assets, the purchase of shares of the Touchstone Tax-Exempt Bond Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

STATE TAXES

No Fund is liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisers regarding the affect of federal, state, and local taxes to their own individual circumstances.

FOREIGN TAXES

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possession's income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxed to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PORTFOLIO TRANSACTIONS

The Advisor and each Sub-Advisor are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Advisor and each Sub-Advisor generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Advisor and each Sub-Advisor seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Advisor and each Sub-Advisor may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Advisor and the Sub-Advisor. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Advisor and each Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor and the Sub-Advisor under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Advisor and each Sub-Advisor, a Fund or other accounts managed by the Advisor and the Sub-Advisor will be benefited by supplemental research services, the Advisor and the Sub-Advisor are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Advisor and each Sub-Advisor will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Advisor or the Sub-Advisor will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through brokers that may be deemed "affiliates" under the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive commissions that do not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may the Advisor or a Sub-Advisor directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions. In addition, notwithstanding anything to the contrary in the Advisory Agreement or any Sub-Advisory Agreement, neither the Advisor nor any Sub-Advisor may consider the sale of Fund shares in selecting among executing broker-dealers.

For the fiscal years ended September 30, 2005 and 2006 the Trust's portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                                PORTFOLIO TURNOVER RATE
                                                --------------------------------
FUND                                            2005                    2006
--------------------------------------------------------------------------------
Value Opportunities Fund                        75%                     80
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund                78%                     98
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund                   70%                     62
--------------------------------------------------------------------------------
Ultra Short Duration Fund - Class I Shares      68%                     38
--------------------------------------------------------------------------------
Short Duration Fund -  Class I Shares           46%                     10
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund               169%                    158
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund              193%                    99
--------------------------------------------------------------------------------
Strategic Value and High Income Fund            130%                    84
--------------------------------------------------------------------------------
Diversified Value Fund                          64%                     48
--------------------------------------------------------------------------------
Diversified Growth Fund                         56%                     73
--------------------------------------------------------------------------------
Small Cap Fund                                  100%                    145
--------------------------------------------------------------------------------
Family Heritage(R) Fund                         25%                     27
--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund                      37%                     32
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund                            38%                     55
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund                24%                     24
--------------------------------------------------------------------------------
International Equity Fund                       53%                     140
--------------------------------------------------------------------------------
Mid Cap Fund                                    120%                    323
--------------------------------------------------------------------------------

* The portfolio turnover rate for the Premium Yield Equity Fund is not included because the Fund had not commenced operations prior to September 30, 2006.

The brokerage commissions paid by the Trust for the fiscal years ended September 30, 2004, 2005 and 2006 were as follows:

--------------------------------------------------------------------------------
FUND                               TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                   PAID
                                   ---------------------------------------------
                                   2004             2005              2006
--------------------------------------------------------------------------------
Value Opportunities Fund           $117,675         $295,116          $272,121
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund   $1,961,262       $2,219,631        $1,486,259
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund      N/A              N/A               N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                               TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                   PAID
                                   ---------------------------------------------
                                   2004               2005             2006
--------------------------------------------------------------------------------
Ultra Short Duration Fund          N/A                $1,386           N/A
--------------------------------------------------------------------------------
Short Duration Fund                $3,593             $11,096          N/A
--------------------------------------------------------------------------------
Small Cap Value Opportunities
Fund                               $223,750           $228,760         $551,410
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund  $117,838           $163,087         $154,645
--------------------------------------------------------------------------------
Strategic Value and High Income
Fund                               N/A                N/A              N/A
--------------------------------------------------------------------------------
Pitcairn Diversified Value Fund    $379,784           $299,336         $293,649
--------------------------------------------------------------------------------
Diversified Growth Fund            $196,026           $181,519         $250,577
--------------------------------------------------------------------------------
Small Cap Fund                     $411,129           $523,020         $590,174
--------------------------------------------------------------------------------
Family Heritage(R) Fund            $65,147            $80,549          $71,586
--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund         N/A                N/A              N/A
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund               N/A                N/A              N/A
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund   $40,139            $94,977          $243,644
--------------------------------------------------------------------------------
International Equity Fund          $277,853           $228,635         $336,585
--------------------------------------------------------------------------------

* The brokerage commissions for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2006.

For the fiscal year ended December 31, 2004, and the fiscal periods ended September 30, 2005 and 2006, the Mid Cap Fund paid the following brokerage commissions:

--------------------------------------------------------------------------------
                                   TOTAL AMOUNT OF BROKERAGE
                                   COMMISSIONS PAID
                                   ---------------------------------------------
FUND                               2004                2005            2006
--------------------------------------------------------------------------------
Mid Cap Fund                       $2,164              $1,389          $85,385
--------------------------------------------------------------------------------

The brokerage commissions paid by the Trust to the Distributor for the fiscal years ended September 30, 2004, 2005 and 2006, and the commissions paid by each other Fund for the fiscal period ended September 30, 2004 and the fiscal years ended September 30, 2005 and 2006, were as follows:

--------------------------------------------------------------------------------
                                   TOTAL DOLLAR AMOUNT OF BROKERAGE
                                   COMMISSIONS PAID TO THE DISTRIBUTOR
                                   ---------------------------------------------
FUND                               2004               2005               2006
--------------------------------------------------------------------------------
Value Opportunities Fund           N/A                N/A                N/A
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund   N/A                N/A                N/A
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund      N/A                N/A                N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   TOTAL DOLLAR AMOUNT OF BROKERAGE
                                   COMMISSIONS PAID TO THE DISTRIBUTOR
                                   ---------------------------------------------
FUND                               2004               2005               2006
--------------------------------------------------------------------------------
Ultra Short Duration Fund          N/A                N/A                N/A
--------------------------------------------------------------------------------
Short Duration Fund                N/A                N/A                N/A
--------------------------------------------------------------------------------
Diversified Value Fund             N/A                N/A                N/A
--------------------------------------------------------------------------------
Diversified Growth Fund            N/A                N/A                N/A
--------------------------------------------------------------------------------
Small Cap Fund                     N/A                N/A                N/A
--------------------------------------------------------------------------------
Family Heritage(R) Fund            N/A                N/A                N/A
--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund         N/A                N/A                N/A
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund               N/A                N/A                N/A
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund   N/A                N/A                N/A
--------------------------------------------------------------------------------
Small Cap Value Opportunities      $46,418            N/A                N/A
Fund
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund  $18,248            N/A                N/A
--------------------------------------------------------------------------------
International Equity Fund          N/A                N/A                N/A
--------------------------------------------------------------------------------
Strategic Value and High Income    N/A                N/A                N/A
Fund
--------------------------------------------------------------------------------

* The brokerage commissions paid to the Distributor by the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2006.

For the fiscal years ended December 31, 2004, and the fiscal periods ended September 30, 2005 and 2006, the Mid Cap Fund paid the following brokerage commissions to the Distributor:

--------------------------------------------------------------------------------
FUND                         TOTAL DOLLAR AMOUNT OF BROKERAGE
                             COMMISSIONS PAID TO THE DISTRIBUTOR
                             ---------------------------------------------------
                             2004            2005               2006
--------------------------------------------------------------------------------
Mid Cap Fund                 $386            N/A                N/A
--------------------------------------------------------------------------------

The total amount of securities of regular Broker/Dealers held by each Fund for the fiscal year ended September 30, 2006 were as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL AMOUNT OF
                                                                  SECURITIES HELD BY
FUND                              NAME OF BROKER/DEALER           FUND                  TYPE OF SECURITY
--------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund          Merrill Lynch, Inc.             $1,564,000            Debt
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Diversified Value Fund            Bear, Stearns & Co., Inc.       $6,786,000            Equity
--------------------------------------------------------------------------------------------------------------------
                                  Bank of New York                $7,669,000            Equity
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL AMOUNT OF
                                                                  SECURITIES HELD BY
FUND                              NAME OF BROKER/DEALER           FUND                  TYPE OF SECURITY
--------------------------------------------------------------------------------------------------------------------
Diversified Growth Fund           Bear, Stearns & Co., Inc.       $2,392,000            Equity
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund        Lehman Brothers, Inc.           $1,343,000            Debt
--------------------------------------------------------------------------------------------------------------------
                                  Merrill Lynch, Inc.             $738,000              Debt
--------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds (except the Sands Capital Select Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds (except the Sands Capital Select Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

      o The Sands Capital Select Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter end.

      o The Sands Capital Select Growth Fund provides its full holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, within sixty days after quarter end, and to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.touchstoneinvestments.com.


Employees of Touchstone Investments and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.


The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

VOTING

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II, Class A, Class C and Class Z Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware business trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor and its Sub-Advisor(s). Generally, Sub-Advisors will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. If a Fund does not have a Sub-Advisor, the Advisor will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees may periodically review each Fund's proxy voting record. Form N-PX for each Fund (its voting record) will be available upon request by calling 1-800-543-0407 or by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45201-5354. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov and on the Touchstone website at www.touchstoneinvestments.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 7, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.


---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value              Charles Schwab & Co. Inc.                    32.03%
Fund Class Z                             4500 Cherry Creek Dr.
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         UMB Bank NA                                  16.18%
                                         Cadence Design Systems Inc.
                                         P.O. Box 419784 Attn: 5500 Team
                                         Kansas City, MO 64141-6784
---------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value              NFS LLC FEBO                                 9.83%
Fund Class A                             Joseph Abbatie
                                         284 Beechwood Ave.
                                         Oradell, NJ 07649
---------------------------------------------------------------------------------------------------------------
                                         Stifel Nicolaus Co. Inc.                     20.04%
                                         501 North Broadway
                                         St. Louis, MO 63102
---------------------------------------------------------------------------------------------------------------
                                         Donald F. Klein                              12.64%
---------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value              First Clearing LLC                           9.77%
Fund Class C
---------------------------------------------------------------------------------------------------------------
                                         First Clearing LLC                           8.63%
---------------------------------------------------------------------------------------------------------------
                                         First Clearing LLC                           17.07%
---------------------------------------------------------------------------------------------------------------
                                         First Clearing LLC                           15.81%
---------------------------------------------------------------------------------------------------------------
                                         First Clearing LLC                           18.57%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         MLPF & S                                     9.44%
                                         For the Sole Benefit of its Customers
                                         4800 Deer Lake Dr. East-2nd Floor
                                         Jacksonville, FL  32246
---------------------------------------------------------------------------------------------------------------
                                         Barbara Zimmerman                            5.46%
---------------------------------------------------------------------------------------------------------------
                                         Deanna L. Tomera                             5.58%
---------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 Fifth Third Bank                             49.49%
Class A                                  Various Fasco
                                         8515 E Orchard
                                         Centennial, CO 80111
---------------------------------------------------------------------------------------------------------------
                                         Peter W. Buttrill                            6.19%
---------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 Raymond James                                17.85%
Class C                                  FBO Enright Eli
                                         880 Carillon Pkwy
                                         St. Petersburg, FL 33
---------------------------------------------------------------------------------------------------------------
                                         MLPF & S                                     18.86%
                                         For the Sole Benefit of its Customers
                                         4800 Deer Lake Dr. East-2nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
                                         Stifel Nicolaus Co., Inc.                    5.08%
                                         501 North Broadway
                                         St. Louis, MO  63102
---------------------------------------------------------------------------------------------------------------
                                         Raymond James                                8.32%
                                         FBO Wagner IR
                                         880 Carillon Pkwy
                                         St. Petersburg, FL 33
---------------------------------------------------------------------------------------------------------------
                                         JJB Hilliard W L Lyons Inc.                  6.65%
                                         500 West Jefferson
                                         Louisville, KY 40202
---------------------------------------------------------------------------------------------------------------
                                         LPL Financial Services                       5.49%
                                         9785 Towne Center D
                                         San Diego, CA 92121
---------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 Bill and Melinda Gates Foundation            27.03%
Class Z                                  William H. Gates III TR
---------------------------------------------------------------------------------------------------------------
                                         Charles Schwab & Co. Inc.                    6.09%
                                         4500 Cherry Creek
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund            Charles Schwab & Co. Inc.                    12.56%
Class I                                  Attn Mutual Funds / Team S
                                         4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         SEI Private Trust Co                         22.99%
                                         C/O HSBC
                                         Attn: Mutual Fund Administrator
                                         One Freedom Valley Drive
                                         Oaks, PA  19456
---------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed               Charles Schwab & Co.                         78.54%
Income Fund Class Z                      101 Montgomery St
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income              Charles Schwab & Co.                         91.90%
Fund Class Z                             101 Montgomery St
                                         San Francisco, CA 94101-4151
---------------------------------------------------------------------------------------------------------------
Diversified Value Fund Class A           Pitcairn Trust Company                       91.48%
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd.
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
Diversified Value Fund Class C           Touchstone Advisors Seed Account             16.42%
                                         303 Broadway, Suite 1100
                                         Cincinnati, OH  45202
---------------------------------------------------------------------------------------------------------------
                                         Mildred K. Schmitt                           30.02%
---------------------------------------------------------------------------------------------------------------
                                         Robert J. Meller                             37.75%
---------------------------------------------------------------------------------------------------------------
                                         Barbara Zimmerman                            15.81%
---------------------------------------------------------------------------------------------------------------
Diversified Growth Fund                  Pitcairn Trust Company                       94.22%
Class A                                  Cash/Cash Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
Small Cap Fund Class A                   Pitcairn Trust Company                       90.92%
                                         Cash/Cash Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
                                         Pitcairn Trust Company                       6.54%
                                         Reinvest/Reinvest Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd.
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
Small Cap Fund Class C                   Touchstone Advisors Seed Account             100.00%
                                         303 Broadway, Suite 1100
                                         Cincinnati, OH  45202
---------------------------------------------------------------------------------------------------------------
Family Heritage(R) Fund Class A          Pitcairn Trust Company                       80.61%
                                         Cash/Cash Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         Pitcairn Trust Company                       15.58%
                                         Reinvest/Reinvest Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd.
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
Family Heritage(R) Fund Class C          Touchstone Advisors Seed Account             17.71%
                                         303 Broadway, Suite 1100
                                         Cincinnati, OH  45202
---------------------------------------------------------------------------------------------------------------
                                         MLPF & S                                     82.29%
                                         For the Sole Benefit of its Customers
                                         4800 Deer Lake Dr. East-2nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund               Pitcairn Trust Company                       8.57%
Class II                                 Cash/Cash Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
                                         Pitcairn Trust Company                       20.98%
                                         Cash/Reinvest Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd.
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
                                         Pitcairn Trust Company                       69.55%
                                         Reinvest/Reinvest Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd.
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund Class A             Pitcairn Trust Company                       96.74%
                                         Cash/Cash Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth              Charles Schwab & Co. Inc.                    42.35%
Fund Class Z                             For the Benefit of its Customers
                                         101 Montgomery St.
                                         San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------
                                         Citigroup Global Markets Inc.                37.07%
                                         333 West 34th Street, 3rd Floor
                                         New York, NY  10001
---------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth              Charles Schwab & Co. Inc.                    20.27%
Fund Class Y                             4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         The Vanguard Fiduciary Trust Co.             22.80%
                                         PO Box 2600 VM 613
                                         Valley Forge, PA  19482
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         Pitcairn Trust Company                       14.30%
                                         Cash/Cash Capital gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
                                         Saxon and Co                                 17.25%
                                         FBO 40-40-090-9999464
                                         PO Box 7780-1888
                                         Philadelphia, PA  19182
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             9.90%
                                         For the Exclusive Benefit of Our Customers
                                         100 Magellan Way
                                         Covington, KY  41015-1987
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Y                     Patterson & Co Omnibus Cash/Cash             74.82%
                                         1525 West WT Harris Blvd
                                         Charlotte, NC  28288-0001
---------------------------------------------------------------------------------------------------------------
                                         Patterson & Co Omnibus Rein/Rein             20.74%
                                         1525 West WT Harris Blvd
                                         Charlotte, NC  28288-0001
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Z                     Charles Schwab & Co. Inc.                    71.00%
                                         4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class A                     Morgan Stanley DW Inc.                       7.28%
---------------------------------------------------------------------------------------------------------------
                                         Morgan Stanley DW Inc.                       6.98%
---------------------------------------------------------------------------------------------------------------
                                         Morgan Stanley DW Inc.                       5.33%
---------------------------------------------------------------------------------------------------------------
                                         Morgan Stanley DW Inc.                       7.95%
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              10.80%
                                         FBO Osmond IR
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              7.81%
                                         FBO Osmond IR
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------
                                         Diana Robinson                               8.67%
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class C                     Raymond James & Associates Inc.              10.98%
                                         FBO Broschart B
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              5.48%
                                         FBO Broschart C
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              15.94%
                                         FBO Hosken Re
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              23.75%
                                         FBO Orenics IR
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              5.35%
                                         FBO Denovo Ira
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------
                                         Larry G Keeton and Debra K Keeton            14.23%
---------------------------------------------------------------------------------------------------------------
                                         Morgan Stanley DW Inc.                       9.92%
---------------------------------------------------------------------------------------------------------------
                                         Morgan Stanley DW Inc.                       9.54%
---------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities            Charles Schwab & Co. Inc.                    42.37%
Fund Class Z                             Attn Mutual Funds / Team S
                                         4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             8.94%
                                         For the Exclusive Benefit of Our Customers
                                         100 Magellan Way
                                         Covington, KY  41015-1987
---------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology             Charles Schwab & Co. Inc.                    56.07%
Fund Class A                             Attn Mutual Funds / Team S
                                         4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             6.81%
                                         For the Exclusive Benefit of Our Customers
                                         100 Magellan Way
                                         Covington, KY  41015-1987
---------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology             MLPF & S                                     53.73%
Fund Class C                             For the Sole Benefit of its Customers
                                         4800 Deer Lade Dr. East-2nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             5.85%
                                         For Kris Alex
---------------------------------------------------------------------------------------------------------------
International Equity Fund                Pitcairn Trust Company                       83.90%
Class A                                  Cash/Cash Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
International Equity Fund                MLPF & S                                     54.52%
Class C                                  For the Sole Benefit of its Customers
                                         4800 Deer Lake Dr. East-2nd-Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
                                         Raymond James Associate Inc.                 13.70%
                                         FBO Bice IRA
                                         880 Carillon Pkwy
                                         St. Petersburg, FL 33
---------------------------------------------------------------------------------------------------------------
Strategic Value and High                 Judith E. Tirabasso                          16.30%
Income Fund Class A
---------------------------------------------------------------------------------------------------------------
                                         Monte Hay                                    6.00%
---------------------------------------------------------------------------------------------------------------
                                         Frances Prater                               13.57%
---------------------------------------------------------------------------------------------------------------
                                         James R. Furbush                             6.00%
---------------------------------------------------------------------------------------------------------------
                                         Lucille M. Briggs                            7.64%
---------------------------------------------------------------------------------------------------------------
Strategic Value and High                 Judith Brozovich                             13.60%
Income Fund Class C
---------------------------------------------------------------------------------------------------------------
                                         Dawn Mclaughlin                              82.18%
---------------------------------------------------------------------------------------------------------------
Strategic Value and High                 National Financial Services Corp             11.85%
Income Fund Class Y
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             11.27%
---------------------------------------------------------------------------------------------------------------
                                         E Trade Clearing LLC                         5.25%
                                         PO Box 989030
                                         West Sacramento, CA
---------------------------------------------------------------------------------------------------------------


* The 5% shareholders for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to November 7, 2007.

As of November 7, 2007, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Trust's independent registered public accounting firm, Ernst & Young LLP audits the Trust's annual financial statements. Ernst & Young LLP, is located at 312 Walnut Street Cincinnati, OH 45202. Prior to May 17th, 2006 another independent registered public accounting firm audited the Trust.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS


The Financial Statements for the fiscal year ended September 30, 2006, including the Report of Ernst & Young LLP, independent registered public accounting firm, are included in the most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Trust at 1-800-543-0407 or by writing to Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45202. You may also obtain the Annual or Semi-Annual Reports, as well as other information about the Touchstone Funds Group Trust, from the EDGAR Database on the SEC's website at http://www.sec.gov.

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

Investment Grade

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C        Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D:

         Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

APPENDIX B - PROXY VOTING POLICIES

TURNER INVESTMENT PARTNERS, INC.

PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc. as well as its investment advisory affiliate, Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond. Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients. Obtaining Proxy Voting
Information:

To obtain information on how Turner voted proxies, please contact:

                  Andrew Mark, Director of Operations
                  and Technology Administration
                  c/o Turner Investment Partners, Inc.
                  1205 Westlakes Drive, Suite 100
                  Berwyn, PA 19312

Recordkeeping:

         Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

CHARTWELL INVESTMENT PARTNERS
PROXY VOTING POLICIES AND PROCEDURES
ADOPTED APRIL 11, 1997
AS AMENDED FEBRUARY 1, 2007


PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.


ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell. Chartwell maintains a copy of the AFL-CIO Key Votes Survey which is a list of proposals and meetings based on the AFL-CIO Proxy Voting Guidelines. This list includes the company, item number, proposal, recommendation and date of the meeting. Chartwell votes in accordance with these recommendations. In situations where ISS does not vote a proxy (as on behalf of LP's or LLC's), Chartwell generally votes with company management.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material. Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue. In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

CLOVER CAPITAL MANAGEMENT, INC.

1. PROXY VOTING POLICIES

      Clover Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

      Clover Capital Management, Inc. ("Clover Capital") votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise.

      Clover Capital shall vote proxies related to securities held by any client in a manner solely in the interest of the client. Clover Capital shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, Clover Capital subscribes to an outside proxy consultant, Institutional Shareholder Services "ISS", and utilizes its data and analysis to augment the work done by Clover Capital's relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of Clover Capital's clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

      BACKGROUND

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

      Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

      RESPONSIBILITY

      Tracy Kern has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

      PROCEDURE

      Clover Capital Management, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

      VOTING PROCEDURES

      Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), Clover Capital, through its relevant analysts, will be responsible for voting the proxies related to that account.

      All proxies and ballots will be logged in upon receipt and the materials, which include ISS's proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of Clover Capital's analysts' proxy voting decisions.

      Clover Capital has standard reasons for and against proposals, which have been approved by the Clover Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

      Should an analyst respond with a new rationale, it will be approved by the Clover Compliance Department before the vote is cast.

      Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

      Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

      On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients' accounts and where appropriate will communicate with the management of such issuers.

      Periodically, or at least annually, the Clover Compliance Department will:

      Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

      When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

      Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

      When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures.

      Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

      DISCLOSURE

      Clover Capital Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Clover Capital Management, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

      Clover Capital Management, Inc. has also sent a Proxy Voting Policy summary to all existing clients who have previously received Clover Capital Management, Inc.'s Disclosure Document; or Clover Capital Management, Inc. may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

      CLIENT REQUESTS FOR INFORMATION

      All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Compliance Manager.

      In response to any request Clover Capital will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Clover Capital Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

      VOTING GUIDELINES

      In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of Clover Capital's clients. Clover Capital does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

      Clover Capital will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding unreasonably dilute existing shares. While Clover Capital recognizes the incentive benefits that options can provide, Clover Capital believes that an excessively dilutive effort offsets the benefits.

      Clover Capital will favor the annual election of directors.

      Clover Capital will oppose the re-incorporation of domestic companies into other nations.

      Clover Capital will oppose shareholder resolutions that are motivated by the social beliefs of the resolution's sponsor rather than designed to maximize shareholder value or improve a company's governance practices.

      Clover Capital will vote to retain a company's current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

      Clover Capital will vote against the creation of so called "poison pills" and for shareholder resolutions calling for their removal.

      Clover Capital will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

      Clover Capital will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

      Clover Capital will vote in favor of shareholder proposals calling for the replacement of "super majority" vote thresholds with simple majority vote requirements.

      CONFLICTS OF INTEREST

      Clover Capital stock is not publicly traded, and Clover Capital is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Clover Capital affiliate currently provides brokerage, underwriting , insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

      Where a client of Clover Capital is a publicly traded company in its own right, Clover Capital may be restricted from acquiring that company's securities for the client's benefit. Further, while Clover Capital believes that any particular proxy issues involving companies that engage Clover Capital, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, Clover Compliance will determine, by surveying the Firm's employees or otherwise, whether Clover Capital, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, Clover Capital will ensure that any such conflict of interest does not influence Clover Capital's vote by adhering to all recommendations made by the outside proxy consultant that Clover Capital utilizes. Clover Capital will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

      RECORDKEEPING

      The proxy coordinator(s) shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

      These policies and procedures and any amendments;

      Each proxy statement that Clover Capital Management, Inc. receives;

      A record of each vote that Clover Capital Management, Inc. casts;

      Any document Clover Capital Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision;

      A copy of each written request from a client for information on how Clover
            Capital Management, Inc. voted such client's proxies, and a copy of any written response.

PITCAIRN INVESTMENT MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

I. BACKGROUND

Pitcairn Investment Management ("PIM"), a separately identified division of Pitcairn Trust Company, serves as investment sub-adviser to the Touchstone Funds pursuant to the Investment Sub-Advisory Agreement dated as of February 17, 2006 between Touchstone Advisors, Inc. and PIM (the "Advisory Agreement"). PIM votes proxies for securities held in funds for which it directly manages the assets, in the best interest of such fund.

Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), fund advisers who exercise proxy voting authority must (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure that proxies are voted in the best interests of the fund and its shareholders, (ii) disclose to fund shareholders certain information about those policies and procedures, (iii) maintain certain records relating to proxy voting, and (iv) assist the fund in making its voting record publicly available and available to fund shareholders upon request.

II. SUMMARY OF POLICIES AND PROCEDURES

      A. Duty to the Funds and the Shareholders

PIM's policy is to vote fund portfolio securities for which it has discretionary voting authority solely in the best economic interest of the fund and its shareholders, without regard to its own interests or those of PTC or its affiliates.

      B. Administration

In response to SEC rules, PIM established the Investment Management Committee (the "IMC"), consisting of designated portfolio managers and research analysts of PIM and PIM's Chief Investment Officer ("CIO"), to carry out the provisions of the rules as they relate to PIM as a registered investment adviser, and its client, the Touchstone Funds. The IMC may act by a majority vote of members present, or the CIO may act for the IMC.

      C. Retention of ISS

Pitcairn Trust Company, on behalf of PIM, has engaged an independent third party proxy voting service, Institutional Shareholder Services, Inc. ("ISS"), to assist PIM in fulfilling its duties. It is PIM's policy that proxies generally will be cast in accordance with the guidelines and recommendations of ISS, whose research PIM believes to be detailed, substantial and impartial. PIM believes that voting in this manner will avoid material conflicts of interest, since votes will be cast without consideration of any PIM or PTC client relationship issues. PIM has adopted procedures, set forth below, for the review of ISS's research and recommendations, and the processing and voting of proxies for those situations where the IMC has determined that it is in the best interests of the Fund and its shareholders to override a recommendation made by ISS.

      D. Information Barriers

It is the policy of PIM that persons employed by PIM, PTC, or their affiliates who are not identified in these procedures as playing a role with respect to voting Fund securities are prohibited from communicating with any IMC member with regard to the voting of such securities. If such a person makes such a prohibited communication, the IMC member contacted will immediately report the communication to the General Counsel (or Compliance Officer) of PTC who will determine whether PIM should treat the proxy in question as one involving a material conflict of interest to be referred to the Touchstone Funds, and whether the IMC member who was contacted should recuse himself/herself from all further matters regarding the proxy (recusal would be the case in every instance where the communication would reasonably be interpreted as for the purpose of influencing PIM's vote).

      E. Resolutions of Conflicts of Interest

As indicated above (C. Retention of ISS), voting in accordance with the recommendation of an independent third party will eliminate the possibility that the vote will be influenced by interests of PIM.

Where the IMC decides that the ISS recommendation is not in the best interests of the Funds, and thus to vote otherwise than in accordance with the ISS recommendation, the IMC will review the proxy vote in question to determine whether PIM, PTC or PTC's affiliates have a material conflict of interest with the Funds with respect to the vote. Such a conflict may exist where a proponent or known supporter of the proposal (or other third party with a material interest in the outcome) is a business client of PIM or PTC, and will be presumed to exist where such a business client accounts for, or is expected to account for, 1% or more of PTC's gross revenues for a 12 month period. A material conflict may also exist where a member of the IMC has a business or personal relationship with a person or entity involved in the vote in question, or where another officer of PIM or PTC has such a relationship that is known to the IMC. If the IMC determines that there is a material conflict of interest with respect to the proxy vote in question, the IMC will submit the proposed vote to the Touchstone Funds. The proposal will include (a) a description of the vote in question, (b) the IMC's reasons for believing that the ISS recommendation is not in the best interests of the Funds, and support for IMC's recommendation; and (c) a full description of the conflict of interest.

III. ROLES OF PERSONNEL OF PIM

      A. THE MANAGER, INVESTMENT ADMINISTRATION (THE "MANAGER")

The Manager has primary responsibility for monitoring corporate actions and meeting dates and ensuring that determinations are made on a timely basis to vote proxies for securities held in those funds managed by PIM, and that such votes are submitted in a timely manner. The Manager's duties include the following:

     Monitoring meeting dates of companies whose stock is held in a fund, reviewing matters to be voted on, and performing a preliminary review of the pre-determined guidelines and recommendations of the third party proxy service;

     Identifying those non-routine matters where the Investment Management
         Committee or CIO of PIM has indicated that PIM may wish to conduct additional review to determine whether the recommendation set forth in ISS's guidelines is in the best interest of the Funds, and notifying the IMC and CIO accordingly;

     Serving as the liaison between PIM and its third-party service providers, which will cast proxy votes and maintain records necessary to satisfy SEC reporting requirements;

     Coordinating, if necessary, with the custodian/securities lending agent the termination of securities on loan in order that proxies can be voted in accordance with securities lending procedures;

     Coordinating, if necessary, efforts with third party service providers to enable the Touchstone Funds to complete and file SEC Form N-PX in a timely manner;

     Maintaining records for each voting proposal as required by law (or verifying that ISS has maintained such records).

      B. THE INVESTMENT MANAGEMENT COMMITTEE (THE "IMC")

The IMC is responsible for the following:

            Determining that a particular issuer or non-routine proposal warrants special scrutiny, reviewing such matters, and, in such cases, determining whether the ISS recommendation is in the best interests of the Funds;

            Identifying material conflicts of interest in accordance with
                  Section II.E.

            Referring the proxy voting of a matter involving such a material conflict to the Touchstone Funds and preparing the submission described in Section II.E; and

            Maintaining appropriate documentation.

IV. DISCLOSURE OF VOTING RECORDS OF PIM

PIM will furnish to each of its advisory clients (currently the Touchstone Funds) a copy of its proxy voting policy and procedures, and the proxy voting history for the client account after the votes have been recorded. Requests may be made in writing to:

                         Pitcairn Investment Management
                    Attn.: Manager, Investment Administration
                         One Pitcairn Place, Suite 3000
                              Jenkintown, PA 19046

Or via email request to m.loughran@pitcairn.com, or by calling (215) 881-6018.

      RECORDKEEPING

      A. Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, PIM shall maintain the following records:

      PIM's Proxy Voting Policy; and

            RECORDS OF FUND CLIENT REQUESTS FOR PIM PROXY VOTING INFORMATION.

      B. Records for PIM Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act PIM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

      1. Proxy statements received regarding matters it has voted on behalf of Fund clients;

      2.    Records of votes cast by PIM; and

      3. Copies of any documents created by PIM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If PIM utilizes the services of a third party for maintaining the records above specified, PIM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

      C. Time Periods for Record Retention

All books and records required to maintain under this Section V. will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of PIM

SANDS CAPITAL MANAGEMENT LLC

Proxy Voting Policy and Procedures
Implementation Date: November 2006
------------------------------------------------------------------------------

ISSUE

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

POLICY

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

PROCEDURES FOR SCM'S RECEIPT OF CLASS ACTIONS

The following procedures outline SCM's receipt of "Class Action" documents from clients and custodians. It is SCM's position not to file these "Class Action" documents, but if received will follow these guidelines:

      If "Class Action" documents are received by SCM from the CLIENT, SCM will gather, at the client's request, any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. SCM will not file "Class Actions" on behalf of any client.

PROXY COMMITTEE

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Compliance Operations Manager) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable SCM to resolve material conflicts of interest with clients before voting their proxies.

      1. SCM shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Services or a designee who will obtain proxy voting information from client agreements.

            As part of the account opening procedure, The Director of Client Services will note whether or not SCM is responsible for voting client proxies for the new client.

      2. In cases where SCM has been designated to vote client proxies, we shall work with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

      3. The Director of Client Services shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

      4. Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

      5. SCM Staff Members will reasonably try to assess any material conflicts between SCM's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

      6. So long as there are no material conflicts of interest identified, SCM will vote proxies according to the policy. SCM may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file.

      7. Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

      8. SCM is not required to vote every client proxy and such should not necessarily be construed as a violation of SCM's fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest, such as when an adviser's analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

      9. The Director of Client Services and the Research Analyst will report any attempts by SCM's personnel to influence the voting of client proxies in a manner that is inconsistent with SCM's Proxy Policy, as well as, any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM's CCO, or if the CCO is the person attempting to influence the voting, then to SCM's CEO.

      10. All proxy votes will be recorded and the following information will be maintained:

            o     The name of the issuer of the portfolio security;

            o     The exchange ticker symbol of the portfolio security;

            o The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

            o     The shareholder meeting date;

            o     The number of shares SCM is voting on firm-wide;

            o     A brief identification of the matter voted on;

            o Whether the matter was proposed by the issuer or by a security holder;

            o     Whether or not SCM cast its vote on the matter;

            o How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

            o     Whether SCM cast its vote with or against management; and

            o     Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

CONFLICTS OF INTEREST

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

      o CONFLICT: SCM is retained by an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in SCM's client portfolios.

      o CONFLICT: SCM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in SCM's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

      o CONFLICT: SCM's Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM's client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

      o CONFLICT: SCM or a Staff Member(s) personally owns a significant number of an issuer's securities that are also held in SCM's client portfolios. For any number of reasons, a Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

RESOLUTION:

SCM realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM's ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that the SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

RECORDKEEPING

SCM must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

      o Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

      o The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

      o Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

      o Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

            NOTE: SCM is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:

      o Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

      o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

      o SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

PROXY SOLICITATION

As a matter of practice, it is SCM's policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

RESPONSIBILITY

The Director of Client Services is responsible for overseeing and implementing this policy.

                                  ATTACHMENT C

                             PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

      o     Long-term corporate performance record relative to a market index;

      o     Composition of board and key board committees;

      o     Corporate governance provisions and takeover activity;

      o     Board decisions regarding executive pay;

      o     Director compensation;

B. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C. VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

      o long-term financial performance of the target company relative to its industry;

      o     management's track record;

      o     background to the proxy contest;

      o     qualifications of director nominees (both slates);

      o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o     stock ownership positions.

      o     Size of the Board

Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           III. PROXY CONTEST DEFENSES

Cumulative Voting

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

POISON PILLS

The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

3)   FAIR PRICE PROVISIONS

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

4) GREENMAIL

Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

5) SUPERSTOCK

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of "superstock".

E. SUPERMAJORITY RULES

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

      a.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      2.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
            BYLAWS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. BOARD CLASSIFICATION

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and elect all directors annually.

                     IV. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. CAPITAL STRUCTURE

A.  COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B.  DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                     VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

                           VII. State of Incorporation

A.  VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                   VIII. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C. Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D. Changing Corporate Name

We generally vote FOR changing the corporate name.

IX. Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

      o Ecological issues, including toxic hazards and pollution of the air and water;

      o Employment practices, such as the hiring of women and minority groups;

      o     Product quality and safety;

      o     Advertising practices;

      o Animal rights, including testing, experimentation and factory farming;

      o     Military and nuclear issues; and

      o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC
PROXY VOTING PROCEDURES AND POLICIES

STATEMENT OF PROXY VOTING

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC's and its advisory affiliates' (collectively, "AXA Rosenberg") policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value.

The client relationships in which AXA Rosenberg will vote the proxies include:

      o     Employee benefit plans and other clients subject to ERISA;

      o Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;

      o Certain registered investment companies advised or sub-advised by AXA Rosenberg; and

      o     Limited partnerships and other commingled funds advised by AXA
            Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

PROXY VOTING PROCEDURES

AXA Rosenberg has retained third party service providers (the "Service Providers") to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information. AXA Rosenberg monitors Service Providers to assure that the proxies are being properly voted and appropriate records are being retained.

Service Providers will:

      1.    Keep a record of each proxy received;

      2. Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

      3. Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Other than the recommendations from the Service Providers, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibility from any other person or organization, except from a client to vote proxies for that client's account.

CONFLICTS OF INTEREST

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. We believe our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will instruct the Service Providers to vote proxies in our clients' best interests unless specifically instructed by a client to vote proxies for that client's account in a particular manner.

PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting procedures in certain countries can be complicated, expensive, and impede AXA Rosenberg's ability to vote proxies for our clients. For example, countries that require "share blocking," require manual voting, require providing local agents with power of attorney to facilitate voting instructions, etc. Accordingly, if we determine that in certain situations the responsibility/cost of voting exceeds the expected benefit to the client, we may abstain from voting those shares.

DISCLOSURE

AXA Rosenberg will include a copy of these policies and procedures in its Form ADV Part II. Additionally, upon request, on an annual basis, AXA Rosenberg will provide its clients with the proxy voting record for that client's account.

DIAMOND HILL CAPITAL MANAGEMENT, INC

PROXY VOTING POLICIES AND PROCEDURES

ADOPTED JULY 29, 2003

The Securities and Exchange Commission's (the "Commission") adoption of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2), pursuant to the Investment Advisers Act of 1940 (the "Act"), make it a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Diamond Hill Capital Management, Inc. (hereinafter "we" or "our") has adopted the following Proxy Voting Policies and Procedures with regard to companies in our clients' investment portfolios.

Key Objective

The key objective of our Proxy Voting Policy and Procedures is to maximize the value of the stock held in our clients' portfolios. These policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors, we also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company's performance and to make informed decisions about the purchase and sale of the company's securities.

Decision Methods

We generally believe that the individual portfolio managers involved in the selection of stocks are the most knowledgeable and best suited to make decisions with regard to proxy votes. We therefore rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company, and vote in keeping with our primary objective of maximizing shareholder value over the long run.

CONFLICTS OF INTEREST

Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with our primary objective of maximizing shareholder value in the long run. We encourage clients who have their own objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with our Policy.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under our management, we will forward the proxy material to the independent Trustees, consistent with the Diamond Hill Funds Proxy Voting Policies and Procedures.

Summary Of Proxy Voting Guidelines

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. Additionally, key board committees should be entirely independent.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

EQUITY-BASED COMPENSATION PLANS

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

      We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

            1.    Requiring senior executives to hold stock in a company.

            2. Requiring stock acquired through option exercise to be held for a certain period of time.

            3.    Using restricted stock grants instead of options.

            4. Awards based on non-discretionary grants specified by the plan's terms rather than subject to management's discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

            1. Annual option grants that would exceed 2% of outstanding shares.

            2. Ability to issue options with an exercise price below the stock's current market price.

            3.    Automatic share replenishment ("evergreen") feature.

            4. Authorization to permit the board of directors to materially amend a plan without shareholder approval.

            5. Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's affect on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

SHAREHOLDER RIGHTS PLANS

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term (5 years or less) "sunset" provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders,
(iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

Client Information

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 614-255-3333. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

      In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities. We may receive, and therefore vote, a proxy for the total number of shares held by all clients in a particular issuer, rather than a proxy for each individual client's holding.

JAMES INVESTMENT RESEARCH, INC.

PROXY VOTING POLICIES AND PROCEDURES
(ADOPTED JUNE, 2005)

      Pursuant to the recent adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless
(i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

      In order to fulfill its responsibilities under the Act, James Investment Research, Inc. (hereinafter "we" or "our" or JIR) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVE

      The key objective of our Proxy Voting Policy is to maximize the value of the stock held in our client's portfolios. These policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

      Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

      Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

      Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

      Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

      We generally believe that the individuals involved in the selection of stocks are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

      No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will impact the financial prospects of a company, and vote in keeping with our primary objective of maximizing shareholder value over the long run.

CONFLICTS OF INTEREST

      Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with James' primary objective of maximizing shareholder value in the long run. James encourages clients who have their own objectives which differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with our Policy.

      In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under James management, we will forward the proxy material to the independent Trustees, consistent with the James Advantage Funds Proxy Policy.

SUMMARY OF PROXY VOTING GUIDELINES

ELECTION OF THE BOARD OF DIRECTORS

      We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

      We believe that an independent director should have no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

      o should not have been employed by the Company or an affiliate within the previous five years;

      o should not be, and should not be affiliated with, a company that is an adviser or consultant to the Company or affiliate, or to a member of the Company's senior management;

      o should not be affiliated with a significant customer or supplier of the Company or affiliate;

      o should have no personal services contract with the Company or affiliate, or a member of senior management;

      o should not be affiliated with a not-for-profit organization that receives significant contributions from the Company or affiliate;

      o within the previous five years, should not have had any business relationship with the Company or affiliate which required disclosure in the Company's Form 10-K;

      o should not be employed by a public company at which an executive officer of the Company serves as a director;

      o should not be a member of the immediate family of any person described above.

      The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

CORPORATE GOVERNANCE

If company performance has not been satisfactory, we may support proposals that require the position of Chairman be filled by an independent director, unless there are compelling reasons to vote against the proposal, such as a counterbalancing governance structure with all the same features as before. A person cannot be considered independent if he/she has been employed by the company within 5 years.

APPROVAL OF INDEPENDENT AUDITORS

      We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

      We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised but, in general, we will vote against ratification of auditors whose fees for non-audit services exceed 50% of total fees.

EQUITY-BASED COMPENSATION PLANS

      We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

      We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.

      We will evaluate plans on a case-by-case basis..

NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLANS; Management proposals seeking to establish or amend employee stock purchase plans.

      We will evaluate these items on a Case-by-Case basis.

EQUITY PLANS FOR DIRECTORS ONLY

We will vote for plans that have reasonable costs.

ADJOURN MEETING REQUESTS: Management proposals seeking authorization to adjourn a meeting to solicit additional proxies to approve a merger agreement:

      We will support this item if we support the underlying merger proposal or if there is another compelling reason to support it.

SOCIAL ACTION PROPOSALS:

      We will generally oppose proposals put forth by activists groups or shareholders if there is no fundamental economic justification for the proposal. These will be reviewed on a Case-by-Case basis considering a variety of factors.

      These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

CORPORATE STRUCTURE

      We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

      Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

      Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

SHAREHOLDER RIGHTS PLANS

      While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

      We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

      We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term (5 years or less) "sunset" provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders, (iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

CLIENT INFORMATION

      A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-426-7640. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

      In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.

CLIENT RESPONSIBILITY

      JAMES INVESTMENT RESEARCH WILL REQUEST [HAS REQUESTED] CLIENT'S CUSTODIAN TO FORWARD ALL PROXY MATERIAL TO OUR PROXY SERVICE PROVIDER. IT IS ULTIMATELY THE RESPONSIBILITY OF THE CLIENT TO MAKE SURE THE CUSTODIAN COMPLIES WITH OUR REQUEST. WE CANNOT VOTE PROXIES NOR RETAIN RECORDS OF PROXY VOTES IF CLIENT'S CUSTODIAN DOES NOT FORWARD PROXY MATERIAL TO OUR APPOINTED AGENT.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS:

(a)(1) Registrant's Agreement and Declaration of Trust dated October 25, 1993 is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the Securities and Exchange Commission ("SEC") on November 24, 1998.

(a)(2) Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on November 24, 1998.

(a)(3) Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on November 24, 1998.

(a)(4) Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997 is herein incorporated by reference to Exhibit
            (1)(d) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on December 17, 1997.

(a)(5) Amended and Restated Agreement and Declaration of Trust dated October 8, 1998 is herein incorporated by reference to Exhibit
            (a)(5) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on November 24, 1998.

(a)(6) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated December 10, 1998 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on January 27, 1999.

(a)(7) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated March 24, 2004 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on May 3, 2004.

(a)(8) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated November 17, 2006 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2007.

(b) Amended and Restated By-Laws of the Trust as revised November 18, 2004 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on April 14, 2005.

(c) Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 19, 2007.


(d)(1) Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. is filed herewith.

(d)(2) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(2) of Post- Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(3) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Clover Capital Management, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(3) of Post- Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(4) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Chartwell Investment Partners dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(4) of Post- Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(5) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Pitcairn Investment Management dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(6) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(7) Sub-Advisory Agreement between Touchstone Advisors, Inc. and AXA Rosenberg Investment Management dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(8) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Diamond Hill Capital Management Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(9) Sub-Advisory Agreement between Touchstone Advisors, Inc. and James Investment Research, Inc. dated May 31, 2007 is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.


(d)(10) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Chartwell Investment Partners is filed herewith.


(e)(1) Distribution Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(e)(2) Form of Underwriter's Dealer Agreement is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(f) Form of Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 12, 2007.

(g) Amended and Restated Custodian Services Agreement between the Registrant and PFPC Trust Company as of July 22, 2004 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on January 30, 2006.

(h)(1) Form of Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(h)(2) Form of Sub-Administration Agreement between Touchstone Advisors,Inc. and Integrated Investment Services, Inc. is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(h)(3) Form of Transfer Agency Agreement between the Registrant and Integrated Investment Services, Inc. is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(h)(4) Compliance Services Agreement among the Registrant, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust and Integrated Investment Services, Inc. is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 12, 2007.

(h)(5) Fidelity Bond Allocation Agreement dated April 1, 2007 is herein incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(h)(6) Form of Administration Fee Waiver Agreement is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 12, 2007.


(h)(7)      Fee Waiver Agreement is filed herewith.


(h)(8) Amendment 1 to the Fee Waiver Agreement dated November 20, 2006 is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(h)(9) Amendment 2 to the Fee Waiver Agreement dated February 1, 2007 is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(h)(10) Amendment 3 to the Fee Waiver Agreement dated May 11, 2007 is herein incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(h)(11) Amendment 4 to the Fee Waiver Agreement dated July 20, 2007 is herein incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(h)(12) Amendment 5 to the Fee Waiver Agreement dated December 3, 2007 is filed herewith.

(i)         Opinion and Consent of Counsel is filed herewith.

(j)         Consent of Independent Auditors is filed herewith.


(k)         Not Applicable.

(l)         Not Applicable.

(m)(1) Amended and Restated Distribution and Shareholder Services Plan with respect to the Class II Shares is herein incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(m)(2) Distribution and Shareholder Services Plan for Class A Shares is herein incorporated by reference to Exhibit (m)(2) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(m)(3) Distribution and Shareholder Services Plan for Class C Shares is herein incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(m)(4) Shareholder Services Plan for Class Z Shares is herein incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N- 1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(n)(1) Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(o)         Not Applicable.

(p)(1) Code of Ethics for the Registrant is herein incorporated by reference to Exhibit (p)(1) of Post- Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on January 30, 2006.

(p)(2) Code of Ethics for Touchstone Advisors, Inc. and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit
            (p)(2) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(p)(3) Code of Ethics for Turner Investment Partners, Inc. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 5, 2004.

(p)(4) Code of Ethics for Clover Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 5, 2004.

(p)(5) Code of Ethics for Chartwell Investment Partners is herein incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 5, 2004.

(p)(6) Code of Ethics for Pitcairn Investment Management is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 6, 2004.

(p)(7) Code of Ethics for Sands Capital Management is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 6, 2004.

(p)(8) Code of Ethics for AXA Rosenberg Investment Management is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on January 30, 2006.

(p)(9) Code of Ethics for Diamond Hill Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(p)(10) Code of Ethics for James Investment Research, Inc. is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(q)(1) Powers of Attorney for Phillip R. Cox, Donald C. Siekmann, Robert E. Stautberg and Jill T. McGruder are herein incorporated by reference to Exhibit (q)(1) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(q)(2) Powers of Attorney for John F. Barrett, H. Jerome Lerner and John P. Zanotti are herein incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 12, 2007.

ITEM 24.

Not Applicable.

ITEM 25. INDEMNIFICATION:

      Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

      Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

      TOUCHSTONE ADVISORS, INC. (the "Advisor") is a registered investment adviser that provides investment advisory services to the Touchstone Fund Complex.

      The following list sets forth the business and other connections of the directors and executive officers of the Advisor. Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.

            (1)   Jill T. McGruder, Director

                  (a) A Director of Capital Analysts Incorporated, 3 Radnor Corporate Center, Radnor, PA, an investment adviser and broker-dealer, IFS Fund Distributors, Inc., a broker-dealer, and Touchstone Securities, Inc., a broker-dealer.

                  (b) President and a Director of IFS Agency Services, Inc.* an insurance agency, W&S Financial Group Distributors, Inc.*, an insurance agency and IFS Systems, Inc.*, an information systems provider.

                  (c) Senior Vice President of The Western & Southern Life Insurance Company*, an insurance company.

                  (d) Senior Vice President and Director of W&S Brokerage Services, Inc.*, a broker-dealer.


                  (e) President and Trustee of Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.


            (2)   James H. Grifo, President

                  (a)   President of Touchstone Securities, Inc.


                  (b) Vice President of Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.


            (3)   Patricia J. Wilson, Chief Compliance Officer

                  (a)   Chief Compliance Officer of Touchstone Securities, Inc.

            (4)   Donald J. Wuebbling, Chief Legal Officer/Secretary/Director

                  (a) Director of Touchstone Securities, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc., IFS Systems, Inc., Capital Analysts Incorporated, Integrity Life Insurance Company, National Integrity Life Insurance Company and WestAd Inc.*

                  (b) Senior Vice President and General Counsel of The Western and Southern Life Insurance Company

                  (c) Senior Vice President and Director of W&S Brokerage Services, Inc., a broker-dealer

                  (d) Senior Vice President and Secretary of Columbus Life Insurance Company, 400 East Fourth Street, Cincinnati, Ohio 45202

                  (e) Secretary and a Director of Eagle Realty Group, LLC, 421 East Fourth Street, Cincinnati, OH 45202, IFS Financial Services, Inc. and Fort Washington Investment Advisors, Inc.

                  (f) Assistant Secretary and a Director of Eagle Realty Investments, Inc., 421 East Fourth Street, Cincinnati, OH 45202

            (5)   Richard K. Taulbee, Vice President

                  (a) Vice President of IFS Financial Services, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc., Touchstone Securities, Inc., Capital Analysts Incorporated, Eagle Realty Investments, Inc., Fort Washington Brokerage Services, Inc., IFS Fund Distributors, Inc., IFS Systems, Inc., WestAd Inc., The Western and Southern Life Insurance Company, Integrity Life Insurance Company and National Integrity Life Insurance Company

                  (b) Assistant Treasurer of Fort Washington Investment Advisors, Inc. and Columbus Life Insurance Company

            (6)   James J. Vance, Vice President & Treasurer

                  (a) Vice President & Treasurer of The Western and Southern Life Insurance Company, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.,IFS Systems, Inc., Touchstone Securities, Inc., Columbus Life Insurance Company, Eagle Realty Group, LLC, Eagle Realty Investments, Inc., Integrity Life Insurance Company, National Integrity Life Insurance Company and WestAd Inc.

                  (b)   Treasurer of Fort Washington Brokerage Services, Inc.

            (7)   Terrie A. Wiedenheft - Chief Financial Officer

                  (a) Senior Vice President, Chief Financial Officer and Treasurer of IFS Fund Distributors, Inc.

                  (b) Chief Financial Officer of IFS Financial Services, Inc., Touchstone Advisors, and Touchstone Securities, Inc.


                  (c) Treasurer & Controller of Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.


                  (d) Senior Vice President and Chief Financial Officer of Fort Washington Investment Advisors, Inc.

                  (e) Senior Vice President and Chief Financial Officer of W & S Brokerage Services, Inc.

                  (f) Assistant Treasurer of Fort Washington Capital Partners, LLC.

            (8)   James N. Clark - Director

                  (a) A Director of The Western and Southern Life Insurance Company, Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc., Columbus Life Insurance Company, Eagle Realty Group, LLC, Eagle Realty Investments, Inc., IFS Agency Services, Inc., IFS Systems, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc. and Capital Analysts Incorporated.

                  (b)   Director and Secretary of WestAd Inc.

            (9) William A. Dent, Senior Vice President, Product Management and Marketing


                  (a) Vice President of Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

            (10)  Gregory A. Harris, Vice President, Fund Administration

                  (a) Vice President and Assistant Secretary of Touchstone Investment Trust, Touchstone Tax- Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust


Turner Investment Partners, Inc.
--------------------------------

Turner Investment Partners, Inc. ("Turner") is the investment sub-adviser for the Touchstone Healthcare & Biotechnology and Touchstone Mid Cap Funds and one of three sub-advisers for the Touchstone Small Cap Value Opportunities Fund. The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Turner has been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of Turner advisory affiliates.

NAME AND POSITION                                        POSITION WITH
WITH COMPANY                      OTHER COMPANY          OTHER COMPANY
---------------                   -------------          -------------
Thomas R. Trala                   Turner Funds           President
Chief Financial and Operating
Officer, Secretary

                                  Turner Investment      Board Member &Chief
                                  Partners Pty. Ltd.     Operating Officer

                                  Turner Investment      Board Member,
                                  Management LLC         President & Chief
                                                         Operating
                                                         Officer &
                                                         Treasurer

Mark D. Turner                    Turner Investment      Chairman
Vice Chairman of the Board;       Management LLC
President, Senior
Portfolio Manager

Robert E. Turner                  Turner Funds           Trustee
Chairman of the Board; Chief
Investment Officer; Chief         Turner Investment      Board Member
Executive Officer                 Partners Pty. Ltd.

                                  Bradley University     Trustee
                                  Peoria, IL

                                  The Crossroads School  Trustee
                                  Paoli, PA

                                  City Team Ministries   Trustee
                                  Chester, PA

Clover Capital Management, Inc.
-------------------------------

Clover Capital Management, Inc. ("Clover") is the investment sub-adviser for the Touchstone Value Opportunities, Touchstone Diversified Small Cap Value and Touchstone Clover Core Fixed Income Funds. The principal address of Clover is 400 Meridian Centre, Ste 200, Rochester, NY 14618. Clover is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Clover has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION                                        POSITION WITH
WITH COMPANY                      OTHER COMPANY          OTHER COMPANY
---------------                   -------------          -------------

James G. Gould                    Alesco Advisors LLC    President, Director
Director

Stephen Carl                      CPAC, Inc.             Director
Chief Operating Officer
                                  Alesco Advisors LLC    Director

Michael E. Jones                  Alesco Advisors LLC    Director
Chief Executive Officer

Chartwell Investment Partners L.P.
----------------------------------

Chartwell Investment Partners ("Chartwell") is the investment sub-adviser for the Touchstone Short Duration Fixed Income and Touchstone Ultra Short Duration Fixed Income Funds. The principal address of Chartwell is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312. Chartwell is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Chartwell has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION                                        POSITION WITH
WITH COMPANY                      OTHER COMPANY          OTHER COMPANY
---------------                   -------------          -------------

Edward N. Antoian                 Zeke, L.P.             General Partner
Managing Partner/Portfolio
Manager

Pitcairn Investment Management
------------------------------

Pitcairn Investment Management ("Pitcairn") is the investment sub-adviser for the Touchstone Diversified Value, Touchstone Pitcairn Select Value, Touchstone Diversified Growth, Touchstone Small Cap, Touchstone Family Heritage(R), Touchstone Pitcairn Taxable Bond and Touchstone Pitcairn Tax-Exempt Bond Funds. The principal address of Pitcairn is One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046. Pitcairn is an investment adviser registered under the Advisers Act. Pitcairn is a "separately identifiable division" (within the meaning of that term in section 202(a)(11)(A) of the Advisers Act) of Pitcairn Trust Company ("PTC"). For the past two fiscal years, no director, officer or partner of Pitcairn has been engaged in any other business or profession of a substantial nature, except to the extent that they have also served PTC in the same or similar capacities.

Sands Capital Management, LLC
-----------------------------

Sands Capital Management, LLC ("Sands Capital") is the sub-adviser for the Touchstone Sands Capital Select Growth Fund. The principal business address of Sands Capital is 1100 Wilson Blvd., Suite 3050, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Sands Capital has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION           POSITION WITH
WITH COMPANY                OTHER COMPANY                OTHER COMPANY
---------------             -------------                -------------

Robert C. Puff, Jr.         Affiliated Managers          Director
Director                    Group, Inc.
                            600 Hale Street
                            Prides Crossing, MA 01965

AXA Rosenberg Investment Management LLC
---------------------------------------

AXA Rosenberg Investment Management ("AXA Rosenberg") serves as sub-adviser for the Touchstone International Equity Fund. The principal business address for AXA Rosenberg is 4 Orinda Way, Building E, Orinda, CA 94563. AXA Rosenberg is a registered investment adviser under the Advisers Act. No director, officer or partner of AXA Rosenberg has been engaged in any other business or profession of a substantial nature outside of AXA Rosenberg during the past two fiscal years other than in their capacities as a director of Barr Rosenberg Research Center, an affiliate of AXA Rosenberg. Stephane Prunet, Global Chief Executive Officer, is a member of the Excom of AXA IM. AXA Investments Managers (AXA IM) holds a controlling interest in AXA Rosenberg.

Diamond Hill Capital Management, Inc.
-------------------------------------

Diamond Hill Capital Management ("Diamond Hill") serves as one of three sub-advisers for the Touchstone Small Cap Value Opportunities Fund. The principal business address of Diamond Hill is 325 John M. McConnell Blvd., Columbus, OH 43215. Diamond Hill is a registered investment adviser under the Advisers Act. Diamond Hill also serves as advisor to its affiliated investment company, the Diamond Hill Funds. The following directors and officers of Diamond Hill have been engaged in other businesses or professions of a substantial nature during the past two fiscal years.

NAME AND POSITION                                        POSITION WITH
WITH COMPANY                   OTHER COMPANY             OTHER COMPANY
---------------                -------------             -------------
James Laird                    Diamond Hill Funds        President
Chief Financial Officer,
Secretary Treasurer            Diamond Hill Securities   President
and Chief Compliance
Officer

Gary R. Young                  Diamond Hill Funds        Treasurer,
Controller                                               Secretary
                                                         and
                                                         Chief Compliance
                                                         Officer

James Investment Research, Inc.
-------------------------------

James Investment Research, Inc. ("JIR") serves as one of three sub-advisers for the Touchstone Small Cap Value Opportunities Fund. The principal business address is 1349 Fairground Road, Xenia, OH 45385. JIR is a registered investment adviser under the Advisers Act. JIR serves as advisor to its affiliated investment company, The James Advantage Funds. JIR also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. No director, officer or partner of JIR has been engaged in any other business or profession of a substantial nature outside of JIR during the past two fiscal years other than Barry R. James in his capacity as President of The James Advantage Funds and Thomas L. Mangan in his capacity as Vice President, Treasurer and Chief Compliance Officer and Secretary of The James Advantage Funds.

ITEM 27. PRINCIPAL UNDERWRITERS:

      (a) Touchstone Securities, Inc. acts as underwriter for the Touchstone Fund Complex.

      (b) The following are the directors and officers of the underwriter. Unless otherwise noted, the address of the persons named below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.

      (b)

                                POSITION WITH          POSITION WITH
            NAME                UNDERWRITER            REGISTRANT
      ----------------------------------------------------------------
      James H. Grifo            President              Vice President
      Jill T. McGruder          Director               Trustee/President
      James N. Clark*           Director               None
      Donald J. Wuebbling*      Director               None
      Patricia J. Wilson        Chief Compliance       None
                                Officer
      Richard K. Taulbee*       Vice President         None
      James J. Vance*           Treasurer              None
      Terrie A. Wiedenheft      Chief Financial        Controller/Treasurer
                                Officer
      Rhonda Malone             Secretary              None

      (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

      (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);(6);
(8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

            PFPC Trust Company
            8800 Tinicum Blvd, 3rd Floor
            Philadelphia, PA 19153

      (b) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);(4);
(5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's Administrator and Sub-Administrator

            Touchstone Advisors, Inc.
            303 Broadway, Suite 1100
            Cincinnati, OH 45202

            JPMorgan
            303 Broadway, Suite 900
            Cincinnati, OH 45202

      (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),the required books and records are maintained at the principal offices of the Registrant's Advisers:

            Turner Investment Partners, Inc.
            1205 Westlakes Drive, Suite 100
            Berwyn, PA 19312

            Touchstone Advisors, Inc.
            303 Broadway, Suite 1100
            Cincinnati, OH  45202

            Clover Capital Management, Inc.
            400 Meridian Centre, Ste 200
            Rochester, NY 14618

            Chartwell Investment Partners
            1235 Westlakes Drive, Suite 400
            Berwyn, PA 19312

            Pitcairn Investment Management
            One Pitcairn Place, Suite 3000
            165 Township Line Road
            Jenkintown, PA 19046

            Sands Capital Management, LLC
            1100 Wilson Blvd, Suite 3050
            Arlington, VA 22209

            AXA Rosenberg Investment Management LLC
            4 Orinda Way, Building E
            Orinda, CA  94563

            Diamond Hill Capital Management, Inc.
            325 John H. McConnell Blvd., Suite 200
            Columbus, OH  43215

            James Investment Research, Inc.
            1349 Fairground Road
            Xenia, OH  45385

ITEM 29. MANAGEMENT SERVICES:

None.

ITEM 30. UNDERTAKINGS:

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 35 to Registration Statement No. 002-80859 to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio on the 3rd day of December, 2007.

                          TOUCHSTONE FUNDS GROUP TRUST

                          By: /S/ JILL T. MCGRUDER
                              ------------------------
                          Jill T. McGruder
                          President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the date(s) indicated.

         *                             Trustee                  December 3, 2007
----------------------------
Phillip R. Cox

         *                             Trustee                  December 3, 2007
----------------------------
Robert E. Stautberg

         *                             Trustee                  December 3, 2007
----------------------------
Donald C. Siekmann

         *                             Trustee                  December 3, 2007
----------------------------
John F. Barrett

         *                             Trustee                  December 3, 2007
----------------------------
H. Jerome Lerner

         *                             Trustee                  December 3, 2007
----------------------------
John P. Zanotti

/S/ JILL T. MCGRUDER                   Trustee and              December 3, 2007
----------------------------           President
Jill T. McGruder

/S/ TERRIE A. WIEDENHEFT               Controller,              December 3, 2007
----------------------------           Treasurer and
Terrie A. Wiedenheft                   Principal Financial
                                       Officer

* By: /S/ JAY S. FITTON
      ---------------------
      Jay S. Fitton
      (Attorney-in-Fact Pursuant to Power of Attorney)

                                  EXHIBIT INDEX

EXHIBIT NUMBER                                 DESCRIPTION
--------------         ---------------------------------------------------------
(d)(1)                 Investment Advisory Agreement between the Registrant and
                       Touchstone Advisors, Inc. is filed herewith.

(d)(10)                Sub-Advisory Agreement between Touchstone Advisors, Inc.
                       and Chartwell Investment Partners is filed herewith.

(h)(7)                 Fee Waiver Agreement is filed herewith.

(h)(12) Amendment 5 to the Fee Waiver Agreement dated December 3, 2007 is filed herewith.

(i)                    Opinion and Consent of Counsel is filed herewith.

(j)                    Consent of Independent Auditors is filed herewith.